Computational Materials

                                 $1,000,000,000
                                  (Approximate)

      AMRESCO Residential Securities Corporation Mortgage Loan Trust 1998-1
                              Home Equity Loan ABS

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

            $1,000,000,000 AMRESCO Residential Securities Corporation
                           Mortgage Loan Trust 1998-1

                   AMRESCO Residential Securities Corporation
                                    Depositor

                           Advanta Mortgage Corp. USA
                           Ameriquest Mortgage Company
                              Wendover Funding Inc.
                                    Servicers

                             Transaction Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Average      Modified
            Class Size                          Expected Ratings        Life      Duration         Payment              Final
   Class(1) ($millions)     Tranche Type       (Moody's/S&P/Fitch)   (years)(2)  (years) (2)      Window(2)         Maturity Date
====================================================================================================================================
   A-1       $156.00      Fixed Sequential        Aaa/AAA/AAA          0.95         0.89       21  03/98 - 11/99        [6/18]
------------------------------------------------------------------------------------------------------------------------------------
   A-2         25.00      Fixed Sequential        Aaa/AAA/AAA          2.00         1.84       06  11/99 - 04/00        [3/20]
------------------------------------------------------------------------------------------------------------------------------------
   A-3         78.50      Fixed Sequential        Aaa/AAA/AAA          3.00         2.66       27  04/00 - 06/02        [5/25]
------------------------------------------------------------------------------------------------------------------------------------
   A-4         22.50      Fixed Sequential        Aaa/AAA/AAA          5.00         4.16       18  06/02 - 11/03        [6/26]
------------------------------------------------------------------------------------------------------------------------------------
   A-5         32.00      Fixed Sequential        Aaa/AAA/AAA          9.68         6.70      137  11/03 - 03/15       [10/27]
------------------------------------------------------------------------------------------------------------------------------------
   A-6         30.00       Fixed Lockout          Aaa/AAA/AAA          6.62         5.19      164  06/01 - 01/15        [8/27]
------------------------------------------------------------------------------------------------------------------------------------
   M-1F        22.00      Fixed Mezzanine          Aa2/AA/AA           5.82         4.49      127  04/01 - 10/11        [1/28]
------------------------------------------------------------------------------------------------------------------------------------
   M-2F        18.00      Fixed Mezzanine           A2/A/A             5.73         4.41      112  03/01 - 06/10        [1/28]
------------------------------------------------------------------------------------------------------------------------------------
   B-1F        16.00     Fixed Subordinate       Baa3/BBB/BBB          5.45         4.23       91  03/01 - 09/08        [1/28]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   A-7       $486.00          Floater             Aaa/AAA/AAA          2.49         2.13        92  03/98 - 10/05      [10/27]
------------------------------------------------------------------------------------------------------------------------------------
   M-1A        48.00     Floater Mezzanine         Aa2/AA/AA           5.26         4.30        53  06/01 - 10/05       [1/28]
------------------------------------------------------------------------------------------------------------------------------------
   M-2A        36.00     Floater Mezzanine          A2/A/A             5.21         4.23        55  04/01 - 10/05       [1/28]
------------------------------------------------------------------------------------------------------------------------------------
   B-1A        30.00          Floater           Baa3/BBB-/BBB-         5.19         4.16        56  03/01 - 10/05       [1/28]
                            Subordinate
------------------------------------------------------------------------------------------------------------------------------------
  Total     $1,000.00            --                   --                --           --               --
------------------------------------------------------------------------------------------------------------------------------------

      (1) Classes A-1 through A-6, M-1F, M-2F, and B-1F are backed by a fixed rate pool; Classes A-7, M-1A, M-2A, and B-1A are backed by an ARM pool. The Certificates also include a fixed and ARM pool Subordinate IO strip, as described below under "Subordinate IO".

      (2) Classes A-1 through A-6, M-1F, M-2F, and B-2F are shown to maturity while Classes A-7, M-1A, M-2A, and B-1A are shown to call. See "Prepayment Speed" below.

Seller:            AMRESCO Residential Capital Markets, Inc.

Servicers:         Advanta Mortgage, Ameriquest Mortgage, and Wendover Funding

Trustee:           Bankers Trust Company

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Transaction Highlights
                                   (continued)

Collateral:                     Fixed and floating-rate conventional home equity
                                loans   secured   by  first  and   second   lien
                                mortgages. See "Collateral Description" for more detail.

Prepayment Speed:

  Fixed-Rate Certificates:      All  fixed   rate   classes   are  priced  at  a
                                prepayment  speed  starting at 5.0% CPR in month
                                1, increasing by approximately 1.818% per month to 25% CPR in month 12 (125% of PPC). 100% PPC describes prepayments starting at 4.0% CPR in month 1, increasing by approximately 1.454% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

  Floating-Rate Certificates:   Constant 25% CPR.

Expected Pricing Date:          Thursday, January 29, 1998

Expected Settlement:            Thursday,   February   12,  1998   through  DTC,
                                Euroclear or CEDEL.

Distribution Dates:             The 25th of each month, beginning March, 1998

Prefunded Amount:               Approximately   $115   million   of  fixed  rate
                                collateral and approximately $135 million of adjustable rate collateral

Subordinate IO:                 The  Certificates  will include a Subordinate IO
                                strip off of the fixed rate and ARM pools  which
                                are not  offered  hereby.  The  fixed  rate pool
                                Subordinate  IO pays a 15%  coupon for the first
                                24  months  based  on  its  notional   principal
                                balance  (defined  as the sum of the Class  M-1F
                                outstanding principal balance and the Class M-2F
                                outstanding  principal  balance).  The ARM  pool
                                Subordinate IO pays a 7.50% coupon for the first
                                24  months  based  on  its  notional   principal
                                balance (defined as the sum of the Class M-2A outstanding principal balance and the Class B-1A outstanding principal balance).

                                The fixed rate pool Subordinate IO initially reduces the excess spread available to fund o/c by approximately 150 basis points (resulting in a fixed pool initial excess spread of approximately 2.09%), while the ARM pool Subordinate IO initially reduces the excess spread by approximately 82.5 basis points (resulting in an ARM pool initial excess spread of approximately 2.93%).

Available Funds Cap:            All  Certificates  are  subject to an  available
                                funds cap.  The cap, for both the fixed rate and
                                ARM Certificates, is the weighted average coupon
                                for  that  group  less the  approximately  0.50%
                                Servicing  Fee.  Shortfalls due to the available
                                funds  cap  will  be  carried   forward  on  the
                                Adjustable Rate Certificates only.

Option and Auction Call:        10%  mandatory  auction  call  (10% of  original
                                certificate balance) followed by a 5% servicer clean-up call.

Coupon Step Up:                 After the Clean-up  Date, the spread to LIBOR on
                                the Class A-7 will double, while the spread to LIBOR on the M-1A, M-2A, and B-1A will increase by 50% to incent AMRESCO to call the bonds

Tax Status:                     REMIC

ERISA Eligibility:              The  Class A-1  -through  A-7  certificates  are
                                ERISA eligible; All other Certificate Classes are NOT ERISA eligible.

SMMEA Eligibility:              Only the  Class  A-7 and M-1A  Certificates  are
                                SMMEA eligible.

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Overcollateralization

   1. Before the Stepdown Date, overcollateralization builds to 1.75% and 2.40% of the original loan balance of the fixed-rate and adjustable-rate loan groups, respectively.

   2. On and after the Stepdown Date, overcollateralization is maintained at 3.50% and 4.80% of the outstanding loan balance of the fixed-rate and
      adjustable-rate   loan  groups,   respectively   (subject  to  performance
      triggers).

   3. The overcollateralization amount is subject to a floor of 0.50% of the original loan balance for both loan groups.

Interest Cashflow Priority

* Interest Collections (net of Servicing) will generally be allocated in the following priority:

      Fixed Rate Cashflows

      1. Trustee fee
      2. Class A-1-Class A-6 current interest plus unpaid interest shortfalls
      3. M-1F current interest
      4. M-2F current interest
      5. B-1F current interest
      6. Pay fixed-rate Subordinate IO ($500,000 each month for the first 24 months)
      7. Build fixed-rate overcollateralization to the target level
      8. Unpaid interest shortfalls and reimbursements of principal writedowns on Class M-1F, Class M-2F and Class B-1F.
      9. To the adjustable-rate loan group in the order of items 7 and 8, if necessary

      Floating Rate Cashflows

      1. Trustee Fee
      2. Class A-7 current interest plus unpaid interest shortfalls
      3. M-1A current interest
      4. M-2A current interest
      5. B-1A current interest
      6. Pay adjustable-rate Subordinate IO ($412,500 each month for the first 24 months)
      7. Build adjustable-rate overcollateralization to the target level
      8. Unpaid interest shortfalls and reimbursements of principal writedowns on Class M-1A, Class M-2A and Class B-1A
      9. To the fixed-rate loan group in the order of items 7 and 8, if necessary

Principal Cashflow Priority

* Collections of Principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

      Fixed Rate Cashflows

      1. Pay A-6 according to the following Lockout Percentage:

                 March 1998 - February 2001                          0%
                 March 2001 - February 2003                          45%
                 March 2003 - February 2004                          80%
                 March 2004 - February 2005                          100%
                 March  2005 and thereafter                          300%

      2. Pay Classes A-1 through A-6 sequentially

      3. Pay Classes M-1F, M-2F and B-1F sequentially

      Floating Rate Cashflows

      1. Pay Class A-7

      2. Pay Classes M-1A, M-2A and B-1A sequentially

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

* Collections of Principal on and after the Stepdown date, (assuming no Trigger Event is in effect) will be allocated in the following priority:

      Fixed Rate Cashflows

      PayClass A, Class M-1F, Class M-2F, and Class B-1F pro-rata in accordance with enhancement targets, equal to 2.0 times the initial enhancement for each class:

                                Targeted % of Pool   Targeted Credit Enhancement
                                ------------------   ---------------------------

      Class A                         68.5%                     31.5%
      Class M-1F                      11.0                      20.5
      Class M-2F                       9.0                      11.5
      Class B-1F                       8.0                       3.5
      Overcollateralization            3.5
                                       ---
                                       100%

      Floating Rate Cashflows

      Pay  Class  A-7,  M-1A,   M-2A,  and  B-1A  pro-rata  in  accordance  with
      enhancement targets equal to 2.0 times the initial enhancement for each class:

                                Targeted % of Pool   Targeted Credit Enhancement
                                ------------------   ---------------------------

      Class A                         57.2%                     42.8%
      Class M-1A                      16.0                      26.8
      Class M-2A                      12.0                      14.8
      Class B-1A                      10.0                       4.8
      Overcollateralization            4.8
                                      ----
                                     100.0%

* Stepdown Date- the earlier to occur of: (i) the later of: (x) the 37th Payment Date (March 2001) or (y) when credit enhancement reaches its target level and (ii) when the Class A Certificates are retired in full.

* Trigger Event - occurs when 60+ day delinquency percentage is greater than 50% of the senior enhancement percentage for the fixed-rate loan group and 40% of the senior enhancement percentage for the adjustable-rate loan group.

*  Subordinate Trigger Event - occurs if both:

         -----------------------------------------------------------------------

         I.  Realized losses exceed:                 Fixed           ARMs

         -----------------------------------------------------------------------
         March 1998 - February 2000                 [1.26%]         [1.75%]
         March 2000 - February 2001                 [1.50%]         [2.10%]
         March 2001 - February 2002                 [2.60%]         [3.50%]
         March 2002 - February 2003                 [3.30%]         [4.40%]
         March 2003 - February 2004                 [3.50%]         [4.80%]
         March 2004 - February 2005                 [3.50%]         [5.20%]
         March 2005 - February 2006                 [3.50%]         [5.60%]
         -----------------------------------------------------------------------

         II.  60+ day delinquencies exceed:

         -----------------------------------------------------------------------
         March 2000 - February 2002                 [4.00%]         [4.00%]
         March 2002 - February 2004                 [5.50%]         [5.50%]
         March 2004 - February 2006                 [8.00%]         [8.00%]
         -----------------------------------------------------------------------

* If a Subordinate Trigger Event occurs, overcollateralization is not released and the excess cashflow attributable is paid to the related subordinated classes in reverse order of seniority.

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             Collateral Description

Note that the following collateral description is only reflective of $249.1 million of fixed rate loans and $408.3 million of ARM loans.


                                         Fixed Rate Home Equity Loans                       ARM Home Equity Loans
                                         ----------------------------                       ---------------------
                                                    Group I                                       Group II
                                                    -------                                       --------

Aggregate Pool Balance:           $249.1 million                                  $408.3 million

Number of Loans:                  3,476                                           3,824

Prefunded Amount:                 $115 million                                    $135 million

Average Outstanding Balance:      $71,663.81 ( min: $5,907/                       $106,768.38 (  min: $8,478/
                                               max: $828,666)                                    max: $747,576)

Total Original Balance:           $249.9 million                                  $409.3 million


Average Original Balance:         $71,896.48                                      $107,024.61

Lien Position:                    96.32% firsts; 3.68% non-firsts                 100% firsts

Prepayment Penalty:               74.0% have penalties                            72.4% have penalties

WA Original  Loan to Value        71.5% (17.6% >80%, min: 5.0%/                   76.7% (26.6% >80%, min: 17.7%/
Ratio(1):                                            max: 90.1%)                                     max: 90.3%)

Loan Type:                        a)    93.87% Fixed Rate                         a)    69.20% 2/28 6-month LIBOR ARMs
                                  b)    6.13% 5/25 ARMs                           b)    27.03% 6-month LIBOR ARMs
                                                                                  c)    3.72% 3/27 6-month LIBOR ARMs
                                                                                  d)    0.04% other

Amortization Type:                a)    96.54% Fully Amortizing                   100% Fully Amortizing
                                  b)    3.46% Balloon

WA Original Term:                 329.48 months (16.57% 180-month maturity        358.64 months (0.58% 180-month maturity
                                  82.89% 360-month maturity)                      99.16% 360-month maturity)

Remaining WA Maturity:            325.35 months                                   354.53 months

WA Seasoning:                     4.13 months                                     4.11 months

Latest Scheduled Maturity:        Expected January 1, 2028                        Expected January 1, 2028

WA Gross Coupon:                  10.571% (min: 6.00% / max: 16.50%)              10.199% (current, min: 5.500% / max:
                                                                                  17.130%)

WA Gross Margin:                  6.101% for 5/25 ARMs                            a)    6.266% for 6-month LIBOR ARMs
                                                                                  b)    3.847% for 1-year CMT ARMs

WA Periodic Cap:                  1.004% for 5/25 ARMs                            1.025%

WA Months to Roll:                56.50 months for 5/25 ARMs                      15.99 months

WA Floor:                         10.145% for 5/25 ARMs                           10.172%

Property Type:                    84.72% single family, 8.5% 2-4 family,          87.86% single family, 5.85% 2-4 family,
                                  4.02% condo, 2.75% other                        2.29% PUD, 3.18% condo, 0.82% other

Owner Occupancy:                  a)    88.74% owner occupied                     a)    92.90% owner occupied
                                  b)    11.26% investor property                  b)    7.10% investor property

Geographic Distribution (> 5%):   CA (20.31%), HI (17.88%), FL (7.49%), TX        CA (32.12%), WA (5.65%)
                                  (5.57%)

% Cashout Refinancing:            58.14%                                          37.70%

Notes: (1) Defined as the original combined loan-to-value for all loans on the property given on the collateral file.

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          Fixed Rate Collateral Tables

--------------------------------------------------------------------------------------------------------------------------
                                Number of     Aggregate           Weighted      Average  Average  Percent Percent  Percent
                                 Mortgage     Principal   Percent  Average      Current Original  Cashout    Full    Owner
Remaining Principal Balance         Loans       Balance  of Total   Coupon      Balance    CLTV      Refi     Doc Occupied
--------------------------------------------------------------------------------------------------------------------------
       0.00   to   9,999.99           1        5,906.63     0.00   14.000       5,906.63   84.92    0.00  100.00   100.00
  10,000.00   to  19,999.99         160    2,827,497.39     1.14   11.976      17,671.86   58.43   77.28   71.39    72.70
  20,000.00   to  29,999.99         573   14,628,614.15     5.87   11.960      25,529.87   62.95   69.42   63.26    75.62
  30,000.00   to  39,999.99         567   20,014,494.06     8.03   11.733      35,298.93   65.81   55.95   70.33    82.85
  40,000.00   to  49,999.99         474   21,401,806.65     8.59   11.471      45,151.49   68.49   60.29   71.59    82.21
  50,000.00   to  59,999.99         394   21,766,160.18     8.74   11.257      55,244.06   71.69   53.80   69.75    87.67
  60,000.00   to  69,999.99         195   12,639,303.30     5.07   11.166      64,816.94   72.96   62.63   60.54    90.23
  70,000.00   to  79,999.99         183   13,738,980.11     5.52   10.947      75,076.39   69.98   63.82   63.71    93.29
  80,000.00   to  89,999.99         145   12,348,046.58     4.96   10.563      85,158.94   71.49   56.85   68.98    86.24
  90,000.00   to  99,999.99         147   14,019,421.30     5.63   10.855      95,370.21   73.49   59.08   55.02    85.85
 100,000.00   to 109,999.99          93    9,801,400.23     3.93   10.180     105,391.40   73.96   56.92   64.52    87.30
 110,000.00   to 119,999.99          88   10,059,672.88     4.04   10.501     114,314.46   73.00   52.29   62.55    93.12
 120,000.00   to 129,999.99          52    6,515,333.50     2.62   10.340     125,294.88   73.95   57.34   65.65    94.11
 130,000.00   to 139,999.99          57    7,696,028.60     3.09    9.874     135,018.05   75.60   66.73   57.83    93.04
 140,000.00   to 149,999.99          44    6,406,499.29     2.57   10.049     145,602.26   74.73   52.31   51.92    86.64
 150,000.00   to 159,999.99          27    4,223,406.16     1.70   10.383     156,422.45   76.07   37.29   66.56    96.36
 160,000.00   to 169,999.99          28    4,610,601.37     1.85    9.601     164,664.33   71.77   60.33   64.15    85.52
 170,000.00   to 179,999.99          21    3,698,410.77     1.48    9.289     176,114.80   76.23   71.65   85.83    95.14
 180,000.00   to 189,999.99          23    4,275,630.46     1.72    9.478     185,896.98   70.95   52.00   56.83    82.43
 190,000.00   to 199,999.99          22    4,302,157.18     1.73    9.523     195,552.60   72.77   59.35   54.54   100.00
 200,000.00   to 209,999.99          20    4,113,735.16     1.65    9.495     205,686.76   72.73   50.26   69.93   100.00
 210,000.00   to 219,999.99          14    3,026,305.38     1.21    9.508     216,164.67   72.45   57.04   57.33   100.00
 220,000.00   to 229,999.99          12    2,715,825.64     1.09    8.873     226,318.80   72.69   58.38   83.17    91.62
 230,000.00   to 239,999.99          14    3,308,316.61     1.33    9.903     236,308.33   71.94   57.05   49.99    86.08
 240,000.00   to 249,999.99          15    3,662,732.76     1.47   10.032     244,182.18   75.00   59.89   59.96    93.32
 250,000.00   to 259,999.99           7    1,795,118.31     0.72    8.862     256,445.47   71.68   71.79   56.91   100.00
 260,000.00   to 269,999.99           6    1,588,853.53     0.64   10.126     264,808.92   80.05   49.93   83.46   100.00
 270,000.00   to 279,999.99           6    1,665,209.96     0.67    9.307     277,534.99   81.65   49.86   83.23   100.00
 280,000.00   to 289,999.99           8    2,271,373.50     0.91    8.278     283,921.69   78.30   25.03   74.99    75.28
 290,000.00   to 299,999.99          11    3,264,843.56     1.31    8.845     296,803.96   69.53   63.40   45.48    91.06
 300,000.00   to 309,999.99           2      614,305.88     0.25    9.053     307,152.94   77.19  100.00   50.39   100.00
 310,000.00   to 319,999.99           8    2,526,441.78     1.01    9.926     315,805.22   81.58   50.15   62.38   100.00
 320,000.00   to 329,999.99           6    1,953,000.27     0.78   10.103     325,500.04   74.18   66.83   66.65   100.00
 330,000.00   to 339,999.99           7    2,341,728.72     0.94    9.335     334,532.67   81.42   57.33   28.67   100.00
 340,000.00   to 349,999.99          11    3,808,056.61     1.53    9.435     346,186.96   73.58   63.71   54.50    81.89
 350,000.00   to 359,999.99           5    1,772,964.27     0.71    9.614     354,592.85   81.19   59.72   40.28   100.00
 360,000.00   to 369,999.99           2      733,694.38     0.29   10.913     366,847.19   69.02   50.32   49.68   100.00
 370,000.00   to 379,999.99           3    1,127,372.24     0.45    9.399     375,790.75   69.28   66.81   66.78   100.00
 380,000.00   to 389,999.99           2      774,447.91     0.31    9.375     387,223.96   77.50    0.00   49.99   100.00
 390,000.00   to 399,999.99           5    1,985,991.38     0.80    8.686     397,198.28   80.36   39.81   19.82   100.00

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


--------------------------------------------------------------------------------------------------------------------------
                                Number of     Aggregate           Weighted      Average  Average  Percent Percent  Percent
                                 Mortgage     Principal   Percent  Average      Current Original  Cashout    Full    Owner
Remaining Principal Balance         Loans       Balance  of Total   Coupon      Balance    CLTV      Refi     Doc Occupied
--------------------------------------------------------------------------------------------------------------------------
 400,000.00   to 409,999.99           3    1,216,243.07     0.49    9.665     405,414.36   81.08   33.14  100.00   100.00
 410,000.00   to 419,999.99           2      838,145.23     0.34    7.650     419,072.62   72.50   49.98   49.98   100.00
 440,000.00   to 449,999.99           2      889,900.43     0.36    9.698     444,950.21   75.05   50.51    0.00   100.00
 460,000.00   to 469,999.99           2      924,836.44     0.37    8.473     462,418.22   75.01  100.00  100.00   100.00
 470,000.00   to 479,999.99           1      471,658.10     0.19    7.950     471,658.10   86.00    0.00  100.00   100.00
 480,000.00   to 489,999.99           1      489,293.85     0.20    9.650     489,293.85   70.00  100.00    0.00   100.00
 490,000.00   to 499,999.99           1      498,491.67     0.20    9.490     498,491.67   57.14  100.00    0.00   100.00
 510,000.00   to 519,999.99           1      512,473.63     0.21    9.750     512,473.63   80.00  100.00  100.00   100.00
 530,000.00   to 539,999.99           1      538,287.60     0.22    9.250     538,287.60   71.05  100.00  100.00   100.00
 540,000.00   to 549,999.99           1      542,173.14     0.22    8.750     542,173.14   73.15    0.00  100.00   100.00
 620,000.00   to 629,999.99           1      628,664.58     0.25    9.200     628,664.58   70.00    0.00  100.00   100.00
 690,000.00   to 699,999.99           1      694,886.32     0.28    9.990     694,886.32   59.32  100.00    0.00   100.00
 820,000.00   to 829,999.99           1      828,666.21     0.33    9.130     828,666.21   57.24    0.00  100.00   100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                             3,476  249,103,408.91   100.00   10.571      71,663.81   71.52   58.15   63.89    88.74
--------------------------------------------------------------------------------------------------------------------------

Min:        5,906.63
Max:      828,666.21
Average:   71,663.81

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-----------------------------------------------------------------------------------------------------------------------------
                              Number of        Aggregate            Weighted     Average  Average Percent  Percent  Percent
                               Mortgage        Principal   Percent   Average     Current Original Cashout     Full    Owner
Mortgage Rates                    Loans          Balance  of Total    Coupon     Balance     CLTV    Refi      Doc Occupied
-----------------------------------------------------------------------------------------------------------------------------
    6.000    to    6.499              3       539,943.85      0.22     6.415  179,981.28    65.67   44.51   100.00   100.00
    6.500    to    6.999             20     3,844,215.58      1.54     6.860  192,210.78    69.32   69.80    72.79    92.91
    7.000    to    7.499             16     3,601,092.47      1.45     7.338  225,068.28    72.25   80.43    72.20   100.00
    7.500    to    7.999             59     9,574,033.98      3.84     7.860  162,271.76    69.78   66.15    81.49    96.27
    8.000    to    8.499             56     7,835,641.10      3.15     8.278  139,922.16    69.77   59.95    68.49    86.16
    8.500    to    8.999            173    20,965,504.63      8.42     8.749  121,187.89    72.51   58.27    66.02    95.69
    9.000    to    9.499            137    16,066,302.29      6.45     9.231  117,272.28    68.69   60.06    63.85    90.91
    9.500    to    9.999            380    38,455,795.85     15.44     9.744  101,199.46    72.20   64.24    61.32    85.56
   10.000    to   10.499            238    17,281,650.34      6.94    10.247   72,611.98    73.00   60.01    62.08    84.94
   10.500    to   10.999            536    36,432,025.78     14.63    10.723   67,970.20    74.31   57.12    64.35    88.44
   11.000    to   11.499            359    21,263,615.74      8.54    11.248   59,230.13    72.42   55.15    56.40    85.61
   11.500    to   11.999            517    28,507,113.45     11.44    11.701   55,139.48    74.02   53.42    68.29    87.95
   12.000    to   12.499            271    12,652,414.50      5.08    12.186   46,687.88    70.92   48.15    50.96    87.13
   12.500    to   12.999            254    12,022,351.12      4.83    12.723   47,332.09    67.35   56.33    60.74    89.53
   13.000    to   13.499            154     6,721,228.87      2.70    13.237   43,644.34    65.08   56.49    48.75    90.70
   13.500    to   13.999            107     4,495,661.40      1.80    13.740   42,015.53    63.63   63.96    59.64    82.62
   14.000    to   14.499             49     2,087,701.01      0.84    14.248   42,606.14    61.15   43.05    55.58    76.36
   14.500    to   14.999             75     3,143,497.52      1.26    14.722   41,913.30    66.48   42.43    79.33    91.97
   15.000    to   15.499             29     1,580,302.49      0.63    15.202   54,493.19    71.15   41.90    93.14   100.00
   15.500    to   15.999             38     1,874,588.44      0.75    15.733   49,331.27    69.75   39.08    94.96    98.61
   16.000    to   16.499              3       105,887.93      0.04    16.197   35,295.98    56.44  100.00    64.96    64.96
   16.500    to   16.999              2        52,840.57      0.02    16.500   26,420.29    67.65   47.04   100.00   100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                             3,476   249,103,408.91    100.00    10.571   71,663.81    71.52   58.15    63.89    88.74
-----------------------------------------------------------------------------------------------------------------------------

Min:      6.000
Max::    16.500

Weighted Average Coupon:  10.571

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-----------------------------------------------------------------------------------------------------------------------------
                     Number of        Aggregate               Weighted      Average   Average   Percent   Percent    Percent
                      Mortgage        Principal     Percent    Average      Current  Original   Cashout      Full      Owner
Seasoning                Loans          Balance    of Total     Coupon      Balance      CLTV      Refi       Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
   1 to  6               3,130   229,487,147.35       92.13     10.520    73,318.58     71.95     59.10     63.97      89.09
   7 to 12                 336    18,761,877.93        7.53     11.183    55,838.92     66.54     45.46     64.00      83.94
  13 to 18                   3       200,056.65        0.08     12.592    66,685.55     65.28    100.00     33.38     100.00
  19 to 24                   5       444,506.71        0.18     10.089    88,901.34     65.14     86.43     63.11     100.00
  25 to 30                   2       209,820.27        0.08     11.000   104,910.14     67.96     52.90      0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                    3,476   249,103,408.91      100.00     10.571    71,663.81     71.52     58.15     63.89      88.74
-----------------------------------------------------------------------------------------------------------------------------

Min:     1
Max::    26
Weighted Average:   4.133


-----------------------------------------------------------------------------------------------------------------------------
Months
Remaining to         Number of        Aggregate               Weighted      Average   Average   Percent   Percent    Percent
Scheduled             Mortgage        Principal     Percent    Average      Current  Original   Cashout      Full      Owner
Maturity                 Loans          Balance    of Total     Coupon      Balance      CLTV      Refi       Doc   Occupied
-----------------------------------------------------------------------------------------------------------------------------
   0  to  59                 1         5,906.63        0.00     14.000     5,906.63     84.92      0.00    100.00     100.00
  60  to 119                 1        62,719.96        0.03     11.500    62,719.96     90.02      0.00      0.00     100.00
 120  to 179               881    41,282,741.39       16.57     11.087    46,858.96     64.67     67.68     68.17      90.46
 180  to 239                21     1,282,074.89        0.51     10.761    61,051.19     75.09     66.62     70.54     100.00
 300  to 359             2,572   206,469,966.04       82.89     10.467    80,276.04     72.86     56.21     63.01      88.33
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                    3,476   249,103,408.91      100.00     10.571    71,663.81     71.52     58.15     63.89      88.74
-----------------------------------------------------------------------------------------------------------------------------

Min:     51
Max::    359
Weighted Average:   325.35

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

------------------------------------------------------------------------------------------------------------------------
                            Number of       Aggregate            Weighted    Average Average  Percent Percent  Percent
                             Mortgage       Principal    Percent  Average    Current Original Cashout    Full    Owner
Product Type                    Loans         Balance   of Total   Coupon    Balance    CLTV     Refi     Doc Occupied
------------------------------------------------------------------------------------------------------------------------
10 yr fxd                           1       62,719.96       0.03   11.500  62,719.96   90.02     0.00    0.00    100.0
15 yr fxd                         748   32,601,894.79      13.09   10.924  43,585.42   64.22    73.05   70.14    88.95
20 yr fxd                          21    1,282,074.89       0.51   10.761  61,051.19   75.09    66.62   70.54   100.00
30 yr fxd                       2,435  191,266,315.37      76.78   10.492  78,548.79   72.74    56.45   63.43    88.67
5/25                              140   15,277,343.62       6.13   10.145 109,123.88   74.29    53.45   57.88    83.92
Balloon                           131    8,613,060.28       3.46   11.721  65,748.55   66.41    47.05   60.67    96.33
------------------------------------------------------------------------------------------------------------------------
TOTAL                           3,476  249,103,408.91     100.00   10.571  71,663.81   71.52    58.15   63.89    88.74


------------------------------------------------------------------------------------------------------------------------
                            Number of       Aggregate            Weighted    Average Average  Percent Percent  Percent
Distribution of Loan         Mortgage       Principal    Percent  Average    Current Original Cashout    Full    Owner
Purpose                         Loans         Balance   of Total   Coupon    Balance    CLTV     Refi     Doc Occupied
------------------------------------------------------------------------------------------------------------------------
Cash-out                        2,102  144,851,210.18      58.15   10.446  68,911.14   69.43   100.00   60.38    87.67
Purchase                          535   36,066,798.73      14.48   11.001  67,414.58   77.91     0.00   68.00    91.32
Refinance                         839   68,185,400.00      27.37   10.609  81,269.85   72.58     0.00   69.17    89.66
------------------------------------------------------------------------------------------------------------------------
TOTAL                           3,476  249,103,408.91     100.00   10.571  71,663.81   71.52    58.15   63.89    88.74


------------------------------------------------------------------------------------------------------------------------
                            Number of       Aggregate            Weighted    Average Average  Percent Percent  Percent
Distribution of              Mortgage       Principal    Percent  Average    Current Original Cashout    Full    Owner
Occupancy Status                Loans         Balance   of Total   Coupon    Balance    CLTV     Refi     Doc Occupied
------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                536   28,040,804.81      11.26   10.761  52,314.93   66.48    63.69   61.31     0.00
Owner Occupied                  2,940  221,062,604.10      88.74   10.547  75,191.36   72.16    57.45   64.22   100.00
------------------------------------------------------------------------------------------------------------------------
TOTAL                           3,476  249,103,408.91     100.00   10.571  71,663.81   71.52    58.15   63.89    88.74

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-------------------------------------------------------------------------------------------------------------------------
                           Number of         Aggregate            Weighted    Average Average  Percent Percent  Percent
Distribution of             Mortgage         Principal   Percent   Average    Current Original Cashout    Full    Owner
Property Types                 Loans           Balance  of Total    Coupon    Balance    CLTV     Refi     Doc Occupied
-------------------------------------------------------------------------------------------------------------------------
2-4 Family                       264     21,174,874.25      8.50    10.516  80,207.86   68.52    68.86   56.49    64.87
Condo                            136     10,025,489.32      4.02     9.916  73,716.83   71.90    43.48   64.73    80.77
Manuf Home                        28      1,659,822.54      0.67    10.887  59,279.38   72.84    41.33   65.30   100.00
PUD                               57      4,909,270.98      1.97    10.810  86,127.56   75.82    41.12   67.64    94.50
Single Family                  2,985    211,041,806.71     84.72    10.599  70,700.77   71.69    58.33   64.50    91.29
Townhouse                          5        231,816.58      0.09    11.078  46,363.32   77.30    48.73   80.73    91.44
Unknown                            1         60,328.53      0.02    12.875  60,328.53   76.10     0.00    0.00   100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                          3,476    249,103,408.91    100.00    10.571  71,663.81   71.52    58.15   63.89    88.74


-------------------------------------------------------------------------------------------------------------------------
                           Number of         Aggregate            Weighted     Average Average  Percent Percent  Percent
                            Mortgage         Principal   Percent   Average     Current Original Cashout    Full    Owner
Loan Documentation             Loans           Balance  of Total    Coupon     Balance    CLTV     Refi     Doc Occupied
-------------------------------------------------------------------------------------------------------------------------
Full                           2,301    159,157,290.36     63.89    10.517   69,168.75   73.60    54.96  100.00    89.20
Limited                           93      9,728,830.62      3.91     9.926  104,611.08   68.67    64.33    0.00    94.29
Stated                         1,078     79,878,572.17     32.07    10.755   74,098.86   67.77    64.00    0.00    87.25
Unknown                            4        338,715.76      0.14    10.912   84,678.94   63.86     0.00    0.00    69.10
-------------------------------------------------------------------------------------------------------------------------
TOTAL                          3,476    249,103,408.91    100.00    10.571   71,663.81   71.52    58.15   63.89    88.74


--------------------------------------------------------------------------------------------------------------------------
                           Number of         Aggregate            Weighted     Average  Average Percent Percent  Percent
                            Mortgage         Principal   Percent   Average     Current Original Cashout    Full    Owner
Lien Position                  Loans           Balance  of Total    Coupon     Balance    CLTV     Refi     Doc Occupied
--------------------------------------------------------------------------------------------------------------------------
1                              3,236    239,943,496.97     96.32    10.514   74,148.18   72.00    57.27   63.69    88.47
2                                240      9,159,911.94      3.68    12.060   38,166.30   58.92    81.07   69.17    95.92
--------------------------------------------------------------------------------------------------------------------------
TOTAL                          3,476    249,103,408.91    100.00    10.571   71,663.81   71.52    58.15   63.89    88.74

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-----------------------------------------------------------------------------------------------------------------------
                          Number of         Aggregate            Weighted    Average Average  Percent Percent   Percent
Amresco                    Mortgage         Principal    Percent  Average    Current Original Cashout    Full     Owner
Credit Grade (PAG)            Loans           Balance   of Total   Coupon    Balance    CLTV     Refi     Doc  Occupied
-----------------------------------------------------------------------------------------------------------------------
1                               487     50,441,765.16      20.25    9.285 103,576.52   72.83    66.09   55.32     84.96
2                             1,270    104,975,335.37      42.14   10.136  82,657.74   73.30    57.64   64.61     87.70
3                               701     44,479,044.05      17.86   10.871  63,450.85   72.02    53.04   66.06     92.84
4                               435     21,198,900.05       8.51   11.499  48,733.10   68.09    61.87   74.66     91.02
5                               577     27,545,539.42      11.06   13.378  47,739.24   64.15    51.34   65.32     91.24
Unknown                           6        462,824.86       0.19   11.126  77,137.48   71.88    33.92   47.40     90.85
------------------------------------------------------------------------------------ -----------------------------------
TOTAL                         3,476    249,103,408.91     100.00   10.571  71,663.81   71.52    58.15   63.89     88.74


------------------------------------------------------------------------------------------------------------------------
                          Number of         Aggregate            Weighted    Average Average  Percent Percent   Percent
                           Mortgage         Principal    Percent  Average    Current Original Cashout    Full     Owner
Prepayment Penalty            Loans           Balance   of Total   Coupon    Balance    CLTV     Refi     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------
1 Year                           54      3,703,001.54       1.49   10.518  68,574.10   66.03    77.65   38.30     68.35
1.5 Year                          2        153,294.29       0.06   14.619  76,647.15   75.43    60.65   60.65    100.00
2 Year                           21      2,580,257.10       1.04    9.909 122,869.39   73.66    39.11   58.56     92.61
3 Year                          115      7,181,633.07       2.88   11.006  62,448.98   69.19    67.20   74.84     97.54
4 Year                            1         62,831.47       0.03   14.770  62,831.47   60.00   100.00    0.00    100.00
5 Year                          943     87,964,540.50      35.31    9.776  93,281.59   73.00    59.39   66.63     89.77
Undefined Penalty             1,126     82,675,117.98      33.19   10.635  73,423.73   71.71    56.26   62.67     88.54
No Prepayment Penalty         1,214     64,782,732.96      26.01   11.536  53,363.04   69.76    57.46   62.26     87.61
------------------------------------------------------------------------------------ -----------------------------------
TOTAL                         3,476    249,103,408.91     100.00   10.571  71,663.81   71.52    58.15   63.89     88.74

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


--------------------------------------------------------------------------------------------------------------------------
                          Number of        Aggregate             Weighted    Average  Average  Percent Percent   Percent
                           Mortgage        Principal   Percent    Average    Current Original  Cashout    Full     Owner
Geographical Distribution     Loans          Balance  of Total     Coupon    Balance     CLTV     Refi     Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
Alaska                          18      1,304,566.65      0.52     10.514  72,475.92    69.56    32.58   82.93     61.25
Arizona                         59      4,520,050.56      1.81     10.968  76,611.03    73.89    60.02   44.14     96.77
Arkansas                       107      4,277,981.36      1.72     11.472  39,981.13    72.02    68.93   81.52     94.15
California                     520     50,594,890.45     20.31     10.099  97,297.87    69.53    61.44   62.61     86.30
Colorado                        45      4,151,122.16      1.67      9.540  92,247.16    73.57    63.48   74.29     90.66
Connecticut                     29      2,107,340.93      0.85     10.821  72,666.93    67.45    71.10   28.94     83.78
Delaware                         5        375,953.40      0.15     11.048  75,190.68    69.25    79.69   67.54    100.00
Florida                        310     18,650,475.13      7.49     10.991  60,162.82    71.22    56.95   62.42     91.25
Georgia                         42      2,400,580.88      0.96     11.125  57,156.69    72.38    62.43   74.14     86.10
Hawaii                         238     44,539,007.35     17.88      8.875 187,138.69    73.65    58.64   58.72     92.74
Idaho                           30      1,487,783.18      0.60     10.117  49,592.77    67.36    54.63   64.41     93.85
Illinois                       118      6,542,575.61      2.63     11.603  55,445.56    70.24    73.95   61.10     84.61
Indiana                        110      3,880,681.86      1.56     10.861  35,278.93    70.04    75.29   71.23     87.49
Iowa                            14        695,168.51      0.28     12.288  49,654.89    72.34    76.05   45.35    100.00
Kansas                          14        860,483.40      0.35     11.103  61,463.10    77.96    43.79   43.13     89.59
Kentucky                        16        763,515.98      0.31     11.584  47,719.75    75.92    47.48   47.58     95.42
Louisiana                       77      3,367,043.96      1.35     11.999  43,727.84    72.12    55.66   81.41     83.96
Maryland                        81      4,644,909.35      1.86     11.775  57,344.56    73.46    46.82   57.71     83.46
Massachusetts                   30      3,133,604.58      1.26     10.629 104,453.49    72.66    82.88   82.73     81.63
Michigan                       100      4,270,901.60      1.71     12.268  42,709.02    71.89    50.89   70.46     89.37
Minnesota                       46      2,833,866.96      1.14     11.512  61,605.80    74.56    57.56   57.56     78.76
Mississippi                     60      2,669,740.16      1.07     11.730  44,495.67    74.47    65.06   70.45     93.87
Missouri                        92      4,026,564.00      1.62     11.796  43,767.00    76.45    32.83   84.35     88.75
Montana                          7        547,451.86      0.22     10.161  78,207.41    71.99    67.51   68.37    100.00
Nebraska                        21      1,021,908.20      0.41     11.331  48,662.30    65.65    76.91   42.93    100.00
Nevada                          41      2,948,807.70      1.18     10.570  71,922.14    71.30    48.79   70.12     81.34
New Hampshire                    2        165,740.15      0.07     10.654  82,870.08    69.29    36.12   36.12    100.00
New Jersey                      13      1,487,668.26      0.60     11.058 114,436.02    66.74    37.84   49.13     93.36
New Mexico                      14        864,556.17      0.35     10.649  61,754.01    71.50    58.33   64.39    100.00
New York                        37      3,673,035.37      1.47     11.473  99,271.23    69.43    38.84   63.02     89.38
North Carolina                  77      3,774,489.66      1.52     12.441  49,019.35    69.83    63.92   54.70     87.29
North Dakota                     3        126,750.51      0.05     11.171  42,250.17    74.37   100.00   83.12    100.00
Ohio                           165      8,851,762.37      3.55     10.974  53,647.04    70.58    73.17   70.08     89.25
Oklahoma                        79      3,559,280.45      1.43     11.335  45,054.18    77.48    54.13   86.44     90.55
Oregon                          65      5,822,983.41      2.34     10.064  89,584.36    69.13    68.68   72.44     94.92
Pennsylvania                   218     10,539,093.97      4.23     11.860  48,344.47    72.62    62.60   68.61     86.31
Rhode Island                     6        226,351.52      0.09     11.571  37,725.25    66.04    78.49   41.46     78.49
South Carolina                  31      1,286,533.26      0.52     12.326  41,501.07    71.89    57.62   71.98     91.08
South Dakota                     1         55,856.03      0.02     10.250  55,856.03    79.00   100.00  100.00    100.00
Tennessee                       68      3,877,154.65      1.56     11.348  57,016.98    72.82    54.45   82.03     93.68
Texas                          245     13,872,116.99      5.57     11.482  56,620.89    72.89    16.59   59.22     83.03

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


--------------------------------------------------------------------------------------------------------------------------
                         Number of         Aggregate             Weighted    Average  Average  Percent Percent   Percent
                          Mortgage         Principal   Percent    Average    Current Original  Cashout    Full     Owner
Geographical Distribution    Loans           Balance  of Total     Coupon    Balance     CLTV     Refi     Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
Utah                           47       3,834,067.17      1.54     10.068  81,575.90    71.61    80.08   73.16     92.42
Virginia                       31       1,796,562.04      0.72     11.773  57,953.61    71.37    51.25   42.26     89.04
Washington                     63       4,473,649.40      1.80      9.968  71,010.31    63.34    71.23   59.16     95.52
Washington DC                  19       1,651,382.15      0.66     11.737  86,914.85    70.11    50.24   30.17     65.36
West Virginia                  16         710,872.46      0.29     11.841  44,429.53    72.86    64.39   68.78     97.22
Wisconsin                      38       1,435,108.25      0.58     12.607  37,766.01    68.25    60.12   85.07     76.63
Wyoming                         8         401,418.89      0.16     10.621  50,177.36    57.62    63.69   90.07     77.41
--------------------------------------------------------------------------------------------------------------------------
TOTAL                       3,476     249,103,408.91    100.00     10.571  71,663.81    71.52    58.15   63.89     88.74


--------------------------------------------------------------------------------------------------------------------------
                         Number of         Aggregate             Weighted    Average  Average  Percent Percent   Percent
Calendar Year of          Mortgage         Principal   Percent    Average    Current Original  Cashout    Full     Owner
Origination                  Loans           Balance  of Total     Coupon    Balance     CLTV     Refi     Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
1995                             2        209,820.27      0.08     11.000 104,910.14    67.96    52.90    0.00    100.00
1996                             8        644,563.36      0.26     10.866  80,570.42    65.18    90.64   53.88    100.00
1997                         3,466    248,249,025.28     99.66     10.570  71,624.07    71.54    58.07   63.97     88.70
--------------------------------------------------------------------------------------------------------------------------
TOTAL                        3,476    249,103,408.91    100.00     10.571  71,663.81    71.52    58.15   63.89     88.74

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


--------------------------------------------------------------------------------------------------------------------------
                         Number of        Aggregate             Weighted    Average  Average  Percent Percent   Percent
Combined Original         Mortgage        Principal    Percent   Average    Current Original  Cashout    Full     Owner
Loan-to-Value Ratios         Loans          Balance   of Total    Coupon    Balance     CLTV     Refi     Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
    5.00  to  9.99             8         159,930.09       0.06    12.717  19,991.26     7.44    68.42   45.21     67.77
   10.00  to 14.99            26         970,954.17       0.39    12.118  37,344.39    12.78    72.46   36.05     84.62
   15.00  to 19.99            33       1,110,735.22       0.45    11.689  33,658.64    16.46    77.08   63.22     94.68
   20.00  to 24.99            30       1,423,440.99       0.57    11.232  47,448.03    22.03    69.59   70.00     98.10
   25.00  to 29.99            31       1,118,916.86       0.45    10.548  36,094.09    27.38    80.15   68.00     93.98
   30.00  to 34.99            41       1,796,933.53       0.72     9.974  43,827.65    32.44    80.87   68.48     87.47
   35.00  to 39.99            57       2,569,305.56       1.03    10.490  45,075.54    37.10    74.40   45.43     92.70
   40.00  to 44.99            64       3,836,007.06       1.54    10.246  59,937.61    42.64    78.25   49.19     83.40
   45.00  to 49.99            69       3,687,745.53       1.48    10.382  53,445.59    47.15    68.01   50.35     92.31
   50.00  to 54.99           132       9,110,549.18       3.66     9.968  69,019.31    52.41    74.94   49.51     82.92
   55.00  to 59.99           156      10,553,202.82       4.24    10.401  67,648.74    57.31    77.42   43.82     87.08
   60.00  to 64.99           286      17,551,695.05       7.05    10.770  61,369.56    61.74    69.65   43.88     84.24
   65.00  to 69.99           376      22,618,861.13       9.08    10.986  60,156.55    66.44    61.95   51.56     73.63
   70.00  to 74.99           567      39,601,496.08      15.90    10.958  69,843.91    71.05    57.22   65.89     82.36
   75.00  to 79.99           564      43,598,533.39      17.50    10.359  77,302.36    75.95    56.65   66.85     86.97
   80.00  to 84.99           671      54,794,491.73      22.00    10.399  81,660.94    80.47    53.35   63.09     97.15
   85.00  to 89.99           213      20,272,743.44       8.14    10.328  95,177.20    85.78    44.84   90.74     98.72
   90.00  to 94.99           152      14,327,867.08       5.75    10.707  94,262.28    90.00    38.40   93.76     98.50
--------------------------------------------------------------------------------------------------------------------------
TOTAL                      3,476     249,103,408.91     100.00    10.571  71,663.81    71.52    58.15   63.89     88.74
--------------------------------------------------------------------------------------------------------------------------

Min:     5.00
Max::    90.10
Weighted Average:   71.52

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                             ARM Collateral Tables

----------------------------------------------------------------------------------------------------------------------------
                               Number of      Aggregate           Weighted     Average  Weighted  Percent  Percent  Percent
Remaining Principal             Mortgage      Principal  Percent   Average     Current   Average  Cashout     Full    Owner
----------------------------------------------------------------------------------------------------------------------------
       0.00   to   9,999.99            1       8,478.00     0.00     8.625    8,478.00     80.00     0.00   100.00   100.00
  10,000.00   to  19,999.99           32     583,483.81     0.14    11.892   18,233.87     63.48    68.18    59.12    62.50
  20,000.00   to  29,999.99          200   5,155,266.52     1.26    11.430   25,776.33     66.20    57.56    67.76    79.04
  30,000.00   to  39,999.99          323  11,409,357.71     2.79    11.456   35,323.09     70.33    43.14    74.57    84.11
  40,000.00   to  49,999.99          322  14,601,311.74     3.58    11.215   45,345.69     71.81    46.73    73.42    87.36
  50,000.00   to  59,999.99          347  19,232,486.32     4.71    11.046   55,425.03     72.98    43.49    71.07    92.76
  60,000.00   to  69,999.99          317  20,774,396.99     5.09    10.623   65,534.38     74.15    40.35    68.92    90.17
  70,000.00   to  79,999.99          296  22,214,433.49     5.44    10.633   75,048.76     75.44    41.69    69.82    93.28
  80,000.00   to  89,999.99          259  21,996,374.83     5.39    10.483   84,928.09     75.42    40.36    66.49    92.14
  90,000.00   to  99,999.99          232  22,161,977.75     5.43    10.301   95,525.77     75.62    38.76    67.18    91.41
 100,000.00   to 109,999.99          202  21,146,275.25     5.18    10.311  104,684.53     77.08    38.16    67.72    92.54
 110,000.00   to 119,999.99          178  20,491,304.29     5.02    10.073  115,119.69     77.44    38.81    66.82    91.04
 120,000.00   to 129,999.99          125  15,668,309.54     3.84    10.192  125,346.48     79.01    35.28    67.14    93.64
 130,000.00   to 139,999.99          120  16,155,798.60     3.96    10.145  134,631.65     79.77    30.16    69.11    94.94
 140,000.00   to 149,999.99           97  14,160,759.82     3.47     9.942  145,987.21     77.88    45.27    67.99    95.81
 150,000.00   to 159,999.99           92  14,286,075.40     3.50    10.106  155,283.43     78.74    22.85    66.25    92.38
 160,000.00   to 169,999.99           60   9,911,198.43     2.43    10.039  165,186.64     79.83    41.87    65.04    89.93
 170,000.00   to 179,999.99           65  11,377,162.52     2.79     9.956  175,033.27     79.29    35.51    58.57    93.90
 180,000.00   to 189,999.99           59  10,944,622.79     2.68     9.640  185,502.08     78.80    26.98    64.45    98.29
 190,000.00   to 199,999.99           67  13,104,432.03     3.21     9.995  195,588.54     79.92    22.33    55.27    94.01
 200,000.00   to 209,999.99           46   9,514,763.10     2.33     9.944  206,842.68     76.41    45.65    58.53    93.52
 210,000.00   to 219,999.99           38   8,149,124.77     2.00     9.789  214,450.65     78.46    49.88    55.38   100.00
 220,000.00   to 229,999.99           43   9,644,023.44     2.36     9.761  224,279.61     79.09    27.87    62.73    88.43
 230,000.00   to 239,999.99           27   6,361,618.74     1.56     9.597  235,615.51     78.50    18.48    51.86    85.40
 240,000.00   to 249,999.99           32   7,862,632.08     1.93    10.322  245,707.25     76.41    34.52    53.01   100.00
 250,000.00   to 259,999.99           27   6,862,902.71     1.68     9.774  254,181.58     78.85    29.62    62.78    88.98
 260,000.00   to 269,999.99           25   6,622,498.56     1.62     9.880  264,899.94     81.51    31.83    79.96    91.96
 270,000.00   to 279,999.99           25   6,881,659.86     1.69     9.447  275,266.39     79.27    44.11    75.92   100.00
 280,000.00   to 289,999.99           12   3,431,734.19     0.84     9.503  285,977.85     79.82    24.95    83.33   100.00
 290,000.00   to 299,999.99           18   5,322,723.01     1.30     9.265  295,706.83     78.34    61.11    33.28   100.00
 300,000.00   to 309,999.99           13   3,963,510.70     0.97     9.889  304,885.44     79.99    38.46    53.83   100.00
 310,000.00   to 319,999.99           22   6,925,319.31     1.70     9.874  314,787.24     79.56    36.59    40.86   100.00
 320,000.00   to 329,999.99            7   2,285,905.53     0.56     9.406  326,557.93     84.57    42.84    56.96   100.00
 330,000.00   to 339,999.99           10   3,338,209.65     0.82     9.979  333,820.97     82.80    29.95    70.07   100.00
 340,000.00   to 349,999.99           13   4,507,194.85     1.10     9.847  346,707.30     73.53    30.71    46.13    92.34
 350,000.00   to 359,999.99           10   3,559,846.95     0.87     9.246  355,984.70     75.06    19.97    69.83    90.01
 360,000.00   to 369,999.99            5   1,835,891.68     0.45     9.306  367,178.34     71.71    40.09    59.89   100.00

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                               Number of      Aggregate          Weighted      Average Weighted   Percent Percent   Percent
Remaining Principal             Mortgage      Principal Percent   Average      Current  Average   Cashout    Full     Owner
Balance                            Loans        Balance of Total   Coupon      Balance     CLTV      Refi     Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
 370,000.00   to 379,999.99            7   2,628,845.63    0.64    10.368   375,549.38    82.10      0.00   85.56    100.00
 380,000.00   to 389,999.99            5   1,923,680.45    0.47     9.612   384,736.09    76.68     39.96   40.03    100.00
 390,000.00   to 399,999.99            6   2,379,227.96    0.58     9.732   396,537.99    74.14     50.04   67.10     66.47
 400,000.00   to 409,999.99            2     817,784.48    0.20     9.525   408,892.24    67.50    100.00   49.97    100.00
 410,000.00   to 419,999.99            1     419,500.30    0.10    10.550   419,500.30    76.36    100.00    0.00    100.00
 420,000.00   to 429,999.99            3   1,281,136.65    0.31     9.968   427,045.55    84.33     66.75  100.00    100.00
 430,000.00   to 439,999.99            3   1,308,684.32    0.32     9.387   436,228.11    67.77     33.54  100.00     66.92
 440,000.00   to 449,999.99            5   2,241,590.00    0.55     9.571   448,318.00    67.05      0.00    0.00    100.00
 450,000.00   to 459,999.99            3   1,360,585.46    0.33     8.874   453,528.49    79.22     33.54   66.46    100.00
 460,000.00   to 469,999.99            3   1,404,181.43    0.34     9.847   468,060.48    71.40     66.60   33.40    100.00
 470,000.00   to 479,999.99            4   1,895,678.09    0.46     9.503   473,919.52    77.51     50.31   24.83    100.00
 480,000.00   to 489,999.99            2     972,075.30    0.24     9.120   486,037.65    74.55     49.98   49.98    100.00
 490,000.00   to 499,999.99            5   2,488,396.45    0.61     9.375   497,679.29    73.44     40.03   39.87    100.00
 510,000.00   to 519,999.99            2   1,035,879.93    0.25     9.738   517,939.96    69.99     50.14   50.14    100.00
 540,000.00   to 549,999.99            1     545,817.91    0.13     8.500   545,817.91    75.00    100.00  100.00    100.00
 550,000.00   to 559,999.99            1     550,767.29    0.13    10.250   550,767.29    80.00      0.00  100.00    100.00
 590,000.00   to 599,999.99            2   1,189,591.31    0.29     8.369   594,795.66    77.52      0.00  100.00    100.00
 630,000.00   to 639,999.99            1     638,221.94    0.16     8.990   638,221.94    79.50    100.00    0.00    100.00
 740,000.00   to 749,999.99            1     747,575.64    0.18     8.250   747,575.64    75.00      0.00  100.00    100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                              3,824 408,282,285.50  100.00    10.199   106,768.38    76.70     37.70   64.69     92.90
----------------------------------------------------------------------------------------------------------------------------

Min:     8,478.00
Max::    747,575.64
Average:   106,768.38

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                      Number of         Aggregate             Weighted     Average  Weighted   Percent  Percent    Percent
                       Mortgage         Principal    Percent   Average     Current   Average   Cashout     Full      Owner
Mortgage Rates            Loans           Balance   of Total    Coupon     Balance      CLTV      Refi      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
5.500 to 5.999                2        221,671.18       0.05     5.572  110,835.59     66.27    100.00    57.33     100.00
6.000 to 6.499                2        390,401.31       0.10     6.250  195,200.66     73.60    100.00   100.00     100.00
6.500 to 6.999               33      4,873,750.10       1.19     6.871  147,689.40     69.96     42.30    72.03     100.00
7.000 to 7.499               17      2,671,380.83       0.65     7.274  157,140.05     70.34     45.52    34.04      98.39
7.500 to 7.999               80     12,120,643.76       2.97     7.805  151,508.05     75.46     43.18    81.87      91.57
8.000 to 8.499               99     14,434,877.59       3.54     8.230  145,806.84     74.67     29.55    74.67      82.00
8.500 to 8.999              302     45,131,757.38      11.05     8.760  149,442.91     76.66     43.24    66.42      89.82
9.000 to 9.499              281     36,750,501.03       9.00     9.225  130,784.70     76.77     37.02    58.16      89.92
9.500 to 9.999              679     83,782,028.97      20.52     9.742  123,390.32     78.49     36.34    61.53      94.71
10.000 to 10.499            457     48,834,833.58      11.96    10.227  106,859.59     77.50     32.70    57.81      94.89
10.500 to 10.999            670     68,653,690.44      16.82    10.713  102,468.19     78.64     37.32    65.32      94.47
11.000 to 11.499            351     28,791,798.81       7.05    11.166   82,027.92     78.37     43.99    63.97      92.57
11.500 to 11.999            266     21,630,621.16       5.30    11.682   81,318.12     77.45     40.82    66.41      90.94
12.000 to 12.499            142     10,731,873.20       2.63    12.200   75,576.57     70.64     34.84    62.50      94.80
12.500 to 12.999            120      7,535,053.06       1.85    12.726   62,792.11     68.84     35.44    67.70      91.30
13.000 to 13.499             68      4,181,743.95       1.02    13.220   61,496.23     68.28     26.86    67.11      90.16
13.500 to 13.999             84      5,529,642.92       1.35    13.721   65,829.08     68.62     44.39    77.06      93.25
14.000 to 14.499             59      4,628,353.46       1.13    14.240   78,446.67     68.85     28.67    85.37      95.91
14.500 to 14.999             58      3,784,279.20       0.93    14.659   65,246.19     69.81     36.95    88.45     100.00
15.000 to 15.499             45      3,045,178.69       0.75    15.125   67,670.64     69.98     36.44    97.43     100.00
15.500 to 15.999              5        360,384.54       0.09    15.735   72,076.91     70.18     16.01   100.00     100.00
16.000 to 16.499              2        101,447.45       0.02    16.074   50,723.73     69.99      0.00   100.00     100.00
16.500 to 16.999              1         44,191.76       0.01    16.880   44,191.76     71.29      0.00   100.00     100.00
17.000 to 17.499              1         52,181.13       0.01    17.130   52,181.13     73.00      0.00   100.00     100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     3,824    408,282,285.50     100.00    10.199  106,768.38     76.70     37.70    64.69      92.90
----------------------------------------------------------------------------------------------------------------------------

Min:   5.500
Max:   17.130
Weighted Average:      10.199

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                    Number of          Aggregate            Weighted      Average Weighted   Percent  Percent    Percent
                     Mortgage          Principal   Percent   Average      Current  Average   Cashout     Full      Owner
Seasoning               Loans            Balance  of Total    Coupon      Balance     CLTV      Refi      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
1 to 6                    3,668   389,356,851.99     95.36    10.214                 76.81     38.34    65.00      93.29
                                                                       106,149.63
7 to 12                     142    17,391,847.40      4.26     9.792                 74.92     23.55    59.56      84.94
                                                                       122,477.80
13 to 18                      9     1,092,084.20      0.27    11.141                 67.01     36.52    35.23      89.03
                                                                       121,342.69
19 to 24                      4                       0.09    10.161                 73.54     38.64    70.17      70.17
                                      385,937.96                        96,484.49
25 to 30                      1        55,563.95      0.01    13.750                 65.00      0.00     0.00     100.00
                                                                        55,563.95
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     3,824   408,282,285.50    100.00    10.199   106,768.38    76.70     37.70    64.69      92.90
----------------------------------------------------------------------------------------------------------------------------

Min:   1
Max:   27
Weighted Average:    4.11


----------------------------------------------------------------------------------------------------------------------------
                      Number of        Aggregate            Weighted      Average Weighted   Percent  Percent    Percent
Months Remaining to    Mortgage        Principal   Percent   Average      Current  Average   Cashout     Full      Owner
Scheduled Maturity        Loans          Balance  of Total    Coupon      Balance     CLTV      Refi      Doc   Occupied
----------------------------------------------------------------------------------------------------------------------------
120 to 179                   47    2,348,178.57       0.58    10.570    49,961.25    67.20     50.92    66.58      88.84
180 to 239                   19    1,093,542.33       0.27    10.362    57,554.86    69.61     24.64    84.85      88.53
300 to 359                3,758  404,840,564.60      99.16    10.196   107,727.66    76.77     37.66    64.62      92.94
----------------------------------------------------------------------------------------------------------------------------
TOTAL                     3,824   408,282,285.50    100.00    10.199   106,768.38    76.70     37.70    64.69      92.90
----------------------------------------------------------------------------------------------------------------------------

Min:   171
Max:   359
Weighted Average:    354.53

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


--------------------------------------------------------------------------------------------------------------------------
                         Number of        Aggregate            Weighted    Average   Average   Percent Percent  Percent
                          Mortgage        Principal   Percent   Average    Current  Original   Cashout   Full     Owner
Product Type                 Loans          Balance  of Total    Coupon    Balance      CLTV      Refi    Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
1 Yr CMT                         2       182,653.13      0.04     8.097  91,326.57     71.26     69.58  69.58    100.00
2_28                         2,717   282,525,527.95     69.20    10.463 103,984.37     77.05     36.14  65.36     94.56
3_27                           135    15,204,619.02      3.72    10.037 112,626.81     76.20     46.69  65.20     88.99
6 Mo.                          970   110,369,485.40     27.03     9.547 113,782.97     75.88     40.41  62.88     89.18
--------------------------------------------------------------------------------------------------------------------------
TOTAL                        3,824   408,282,285.50    100.00    10.199 106,768.38     76.70     37.70  64.69     92.90


--------------------------------------------------------------------------------------------------------------------------
                          Number of       Aggregate            Weighted    Average   Average   Percent Percent  Percent
Distribution of            Mortgage       Principal   Percent   Average    Current  Original   Cashout   Full     Owner
Loan Purpose                  Loans         Balance  of Total    Coupon    Balance      CLTV      Refi    Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
Cash-out                      1,552  153,915,956.76     37.70    10.155  99,172.65     74.24    100.00  59.60     90.74
Purchase                      1,275  139,669,423.99     34.21    10.121 109,544.65     80.31      0.00  69.04     94.27
Refinance                       996  114,641,340.80     28.08    10.350 115,101.75     75.61      0.00  66.24     94.15
Unknown                           1       55,563.95      0.01    13.750  55,563.95     65.00      0.00   0.00    100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                         3,824  408,282,285.50    100.00    10.199 106,768.38     76.70     37.70  64.69     92.90


--------------------------------------------------------------------------------------------------------------------------
                          Number of       Aggregate            Weighted    Average   Average   Percent Percent  Percent
                           Mortgage       Principal   Percent   Average    Current  Original   Cashout   Full     Owner
Occupancy Status              Loans         Balance  of Total    Coupon    Balance      CLTV      Refi    Doc  Occupied
--------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied              355   28,972,252.29      7.10     9.947  81,611.98     71.34     49.22  63.21      0.00
Owner-Occupied                3,469  379,310,033.21     92.90    10.218 109,342.76     77.11     36.82  64.80    100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL                         3,824  408,282,285.50    100.00    10.199 106,768.38     76.70     37.70  64.69     92.90

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-------------------------------------------------------------------------------------------------------------------------
                       Number of       Aggregate             Weighted     Average   Average  Percent  Percent   Percent
Distribution of         Mortgage       Principal    Percent   Average     Current  Original  Cashout     Full     Owner
Property Types             Loans         Balance   of Total    Coupon     Balance      CLTV     Refi      Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
2-4 Family                   243   23,882,568.85       5.85    10.438   98,282.18     73.75    45.74    58.12     70.06
Condo                        154   12,981,059.44       3.18     9.906   84,292.59     74.92    28.01    69.32     86.61
Manuf Home                    35    2,400,515.34       0.59    10.206   68,586.15     73.53    57.65    73.55     94.24
PUD                           70    9,360,518.91       2.29    10.524  133,721.70     79.43    34.49    65.72     98.39
Single Family              3,314  358,716,720.00      87.86    10.186  108,242.82     76.92    37.53    64.90     94.48
Townhouse                      8      940,902.96       0.23     9.651  117,612.87     73.06    11.67    51.54    100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                      3,824  408,282,285.50     100.00    10.199  106,768.38     76.70    37.70    64.69     92.90


-------------------------------------------------------------------------------------------------------------------------
                       Number of       Aggregate             Weighted     Average   Average  Percent  Percent   Percent
                        Mortgage       Principal    Percent   Average     Current  Original  Cashout     Full     Owner
Loan Documentation         Loans         Balance   of Total    Coupon     Balance      CLTV     Refi      Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
Full                       2,588  264,103,043.39      64.69    10.247  102,049.09     78.73    34.74   100.00     93.07
Limited                       98   14,443,850.40       3.54    10.117  147,386.23     76.85    40.02     0.00     91.57
Stated                     1,134  129,270,492.49      31.66    10.114  113,995.14     72.54    43.63     0.00     92.79
Unknown                        4      464,899.22       0.11     8.907  116,224.81     71.79     0.00     0.00     75.10
-------------------------------------------------------------------------------------------------------------------------
TOTAL                      3,824  408,282,285.50     100.00    10.199  106,768.38     76.70    37.70    64.69     92.90


-------------------------------------------------------------------------------------------------------------------------
                        Number of      Aggregate             Weighted     Average  Weighted  Percent  Percent   Percent
                         Mortgage      Principal    Percent   Average     Current   Average  Cashout     Full     Owner
Lien Position               Loans        Balance   of Total    Coupon     Balance      CLTV     Refi      Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
1st Lien                    3,824 408,282,285.50     100.00    10.199  106,768.38     76.70    37.70    64.69     92.90
-------------------------------------------------------------------------------------------------------------------------
TOTAL                       3,824 408,282,285.50     100.00    10.199  106,768.38     76.70    37.70    64.69     92.90

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                          Number of       Aggregate             Weighted     Average  Weighted   Percent  Percent  Percent
                           Mortgage       Principal    Percent   Average     Current   Average   Cashout     Full    Owner
Credit Grade (PAG)            Loans         Balance   of Total    Coupon     Balance      CLTV      Refi      Doc Occupied
----------------------------------------------------------------------------------------------------------------------------
1                               367   45,300,578.28      11.10     9.845  123,434.82     81.57     37.43    63.28    93.52
2                             1,419  186,172,592.38      45.60     9.538  131,199.85     79.03     35.83    60.93    91.06
3                               777   79,774,598.12      19.54    10.198  102,670.01     75.99     38.39    66.02    95.46
4                               411   30,524,356.24       7.48    10.941   74,268.51     74.93     36.75    74.32    91.49
5                               847   66,062,542.87      16.18    11.972   77,995.92     68.43     43.00    70.37    95.38
Unknown                           3      447,617.61       0.11     8.697  149,205.87     80.41      0.00    34.13    74.14
----------------------------------------------------------------------------------------------------------------------------
TOTAL                         3,824  408,282,285.50     100.00    10.199  106,768.38     76.70     37.70    64.69    92.90


----------------------------------------------------------------------------------------------------------------------------
                          Number of       Aggregate             Weighted     Average   Average   Percent  Percent  Percent
                           Mortgage       Principal    Percent   Average     Current  Original   Cashout     Full    Owner
Prepayment Penalty            Loans         Balance   of Total    Coupon     Balance      CLTV      Refi      Doc Occupied
----------------------------------------------------------------------------------------------------------------------------
0.5 Year                          1       72,192.07       0.02    10.480   72,192.07     85.00      0.00   100.00   100.00
1 Year                           71   11,747,359.86       2.88     9.300  165,455.77     77.04     14.98    62.69    89.99
2 Year                          426   60,264,626.95      14.76    10.017  141,466.26     78.18     32.42    65.52    95.41
3 Year                          182   21,363,586.01       5.23    10.134  117,382.34     77.76     33.69    61.60    95.60
3.5 Year                          3      252,188.25       0.06    11.788   84,062.75     70.00     44.37    55.63   100.00
5 Year                          695   61,266,549.64      15.01    10.389   88,153.31     76.31     40.37    73.22    94.16
Undefined Penalty             1,197  140,795,556.18      34.48     9.914  117,623.69     77.39     39.04    63.76    91.79
No Prepayment Penalty         1,249  112,520,226.54      27.56    10.650   90,088.25     75.02     40.53    61.54    92.04
----------------------------------------------------------------------------------------------------------------------------
TOTAL                         3,824  408,282,285.50     100.00    10.199  106,768.38     76.70     37.70    64.69    92.90

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                           Number of      Aggregate             Weighted    Average  Weighted  Percent Percent  Percent
                            Mortgage      Principal    Percent   Average    Current   Average  Cashout   Full     Owner
Geographical Distribution      Loans        Balance   of Total    Coupon    Balance      CLTV     Refi    Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
Alaska                             9   1,203,990.48       0.29    10.021 133,776.72     79.62    39.53  63.66    100.00
Arizona                          139  14,099,887.12       3.45    10.144 101,438.04     79.94    49.03  59.38     95.24
Arkansas                          17   1,660,771.14       0.41    10.301  97,692.42     73.95    32.39  81.25    100.00
California                       787 131,131,525.95      32.12     9.566 166,622.02     78.13    31.64  65.32     90.34
Colorado                         128  15,951,842.99       3.91     9.634 124,623.77     78.42    36.11  73.43     94.49
Connecticut                       36   3,559,952.45       0.87    10.520  98,887.57     71.62    37.62  58.51     89.88
Delaware                           4     178,674.87       0.04     9.956  44,668.72     63.79    71.61  71.61     89.24
Florida                          197  16,934,775.56       4.15    10.893  85,963.33     75.72    27.72  63.56     97.87
Georgia                           57   5,682,170.85       1.39    10.752  99,687.21     79.27    44.70  72.07     95.74
Hawaii                            84  16,939,229.29       4.15     9.850 201,657.49     72.03    44.53  50.49     95.66
Idaho                             31   2,504,062.39       0.61    10.101  80,776.21     78.07    41.98  71.63    100.00
Illinois                         202  17,519,138.67       4.29    10.983  86,728.41     73.83    43.81  65.89     94.93
Indiana                           73   4,143,892.02       1.01    10.636  56,765.64     77.25    67.76  85.96     95.88
Iowa                              24   1,181,210.41       0.29    11.148  49,217.10     78.15    45.11  85.10     89.86
Kansas                            28   2,181,464.65       0.53    10.804  77,909.45     77.40    40.39  64.91     97.47
Kentucky                          17   1,196,089.19       0.29    10.019  70,358.19     77.22    26.14  76.69    100.00
Louisiana                         40   2,731,972.26       0.67    10.811  68,299.31     76.00    60.23  70.05     95.30
Maine                              6     615,025.00       0.15    10.501 102,504.17     74.42    87.02  48.25    100.00
Maryland                          31   2,893,652.17       0.71    10.881  93,343.62     72.00    60.97  57.56     89.46
Massachusetts                     45   5,055,879.94       1.24    10.207 112,352.89     72.34    40.75  58.38     87.84
Michigan                          82   6,865,081.79       1.68    10.897  83,720.51     75.54    52.71  55.67     92.22
Minnesota                        194  15,395,267.48       3.77    10.779  79,357.05     76.56    36.55  65.37     91.52
Mississippi                       16   1,507,356.61       0.37    10.494  94,209.79     79.85    72.40  96.19     96.19
Missouri                         131   8,429,824.29       2.06    11.033  64,349.80     78.74    35.08  80.02     97.26
Montana                            5     347,507.77       0.09    10.163  69,501.55     72.47    40.50  52.67     87.83
Nebraska                           7     350,500.90       0.09    11.183  50,071.56     75.05    26.66  63.34    100.00
Nevada                            43   5,288,838.50       1.30     9.771 122,996.24     79.14    32.54  68.09     91.46
New Hampshire                     16   1,226,568.55       0.30    10.602  76,660.53     71.79    53.69  58.73     96.22
New Jersey                        56   6,684,498.17       1.64    10.141 119,366.04     75.57    37.91  51.49     98.35
New Mexico                        19   1,799,411.99       0.44    10.475  94,705.89     79.18    37.31  53.83    100.00
New York                          43   5,819,770.44       1.43    10.858 135,343.50     73.63    30.01  75.47     99.31
North Carolina                    88   7,596,085.44       1.86    11.624  86,319.15     72.64    37.33  62.68     94.72
North Dakota                       6     221,354.62       0.05    12.136  36,892.44     68.83    68.95  45.35    100.00
Ohio                             134   8,360,133.18       2.05    10.511  62,389.05     74.99    50.01  81.16     93.86
Oklahoma                          32   1,712,945.42       0.42    10.782  53,529.54     76.58    54.56  75.92     95.97
Oregon                           157  17,610,249.56       4.31    10.281 112,167.19     76.87    50.96  60.16     93.08
Pennsylvania                     150   9,627,610.19       2.36    11.197  64,184.07     74.38    41.57  68.30     96.19
Rhode Island                      27   1,764,598.80       0.43    11.160  65,355.51     71.22    50.38  47.20     81.03
South Carolina                    17     967,734.29       0.24    11.664  56,925.55     72.36    56.10  62.05     96.12
South Dakota                       3     163,353.94       0.04    11.249  54,451.31     73.37    60.71  66.26    100.00
Tennessee                         46   3,151,157.88       0.77    10.557  68,503.43     80.26    28.09  81.64     91.63

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                            Number of     Aggregate             Weighted    Average  Weighted  Percent Percent  Percent
                             Mortgage     Principal    Percent   Average    Current   Average  Cashout   Full     Owner
Geographical Distribution       Loans       Balance   of Total    Coupon    Balance      CLTV     Refi    Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
Texas                            114   8,665,519.65       2.12    10.696  76,013.33     75.54    10.10  56.95     87.27
Utah                              96  11,878,406.01       2.91     9.990 123,733.40     76.79    36.83  58.11     94.21
Vermont                            5     440,998.15       0.11    10.401  88,199.63     76.20    24.72  75.28     75.28
Virginia                          32   2,887,155.05       0.71    10.643  90,223.60     79.40    49.00  57.13     95.60
Washington                       198  23,072,824.76       5.65     9.876 116,529.42     76.98    37.25  59.01     91.75
Washington DC                      5     498,122.67       0.12    11.107  99,624.53     74.57    14.99  83.49     82.45
West Virginia                     20   1,400,439.31       0.34    10.630  70,021.97     79.25    34.69  82.01    100.00
Wisconsin                        126   7,011,967.71       1.72    11.689  55,650.54     74.79    42.06  67.20     89.84
Wyoming                            1     171,794.98       0.04    10.520 171,794.98     80.00     0.00   0.00    100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                          3,824 408,282,285.50     100.00    10.199 106,768.38     76.70    37.70  64.69     92.90


----------------------------------------------------------------------------------------------------------------------------
                            Number of     Aggregate             Weighted    Average   Average  Percent Percent  Percent
Calendar Year of             Mortgage     Principal    Percent   Average    Current  Original  Cashout   Full     Owner
Origination                     Loans       Balance   of Total    Coupon    Balance      CLTV     Refi    Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
1995                               1      55,563.95       0.01    13.750  55,563.95     65.00     0.00   0.00    100.00
1996                              13   1,478,022.16       0.36    10.885 113,694.01     68.71    37.07  44.36     84.10
1997                           3,810 406,748,699.39      99.62    10.196 106,758.19     76.73    37.71  64.77     92.93
----------------------------------------------------------------------------------- ------------------------------------
TOTAL                          3,824 408,282,285.50     100.00    10.199 106,768.38     76.70    37.70  64.69     92.90

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


--------------------------------------------------------------------------------------------------------------------
                  Number of       Aggregate             Weighted     Average   Average  Percent  Percent   Percent
Combined Loan      Mortgage       Principal    Percent   Average     Current  Original  Cashout     Full     Owner
to Value Ratios       Loans         Balance   of Total    Coupon     Balance      CLTV     Refi      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------
15.00 to 19.99            1       30,953.22       0.01    10.800   30,953.22     17.71   100.00     0.00    100.00
20.00 to 24.99            5      182,604.21       0.04    11.182   36,520.84     22.93    67.21    67.21    100.00
25.00 to 29.99            8      309,112.67       0.08    10.502   38,639.08     27.22    74.48    17.61     83.83
30.00 to 34.99           12      709,117.10       0.17     9.577   59,093.09     32.03    64.75    50.43     97.06
35.00 to 39.99           13      648,525.17       0.16    10.185   49,886.55     37.45    85.08    65.19     93.67
40.00 to 44.99           16      983,852.18       0.24    10.140   61,490.76     41.47    85.53    41.46     90.61
45.00 to 49.99           32    2,467,571.29       0.60     9.903   77,111.60     47.43    64.24    42.17     96.60
50.00 to 54.99           74    5,936,279.23       1.45    10.054   80,219.99     52.71    57.22    39.63     81.83
55.00 to 59.99          105    8,426,279.47       2.06    10.112   80,250.28     57.33    58.29    38.59     83.78
60.00 to 64.99          221   17,873,891.84       4.38    10.445   80,877.34     61.91    53.45    39.71     87.28
65.00 to 69.99          321   29,636,459.71       7.26    10.526   92,325.42     66.47    51.89    43.49     87.93
70.00 to 74.99          580   52,068,907.54      12.75    11.198   89,773.98     71.03    41.62    65.61     89.16
75.00 to 79.99          747   79,813,770.23      19.55     9.944  106,845.74     75.78    39.44    55.19     89.89
80.00 to 84.99          968  118,914,118.35      29.13     9.814  122,845.16     80.43    32.91    62.26     95.25
85.00 to 89.99          393   47,487,683.99      11.63    10.141  120,833.80     85.65    33.85    91.08     98.83
90.00 to 94.99          328   42,793,159.30      10.84    10.321  130,466.95     90.00    19.84    94.88     98.91
--------------------------------------------------------------------------------------------------------------------
TOTAL                 3,824  408,282,285.50     100.00    10.199  106,768.38     76.70    37.70    64.69     92.90
--------------------------------------------------------------------------------------------------------------------

Min:   17.71
Max:   90.34
Weighted
Average:   76.70


                  Number of       Aggregate             Weighted     Average   Average  Percent  Percent   Percent
                   Mortgage       Principal    Percent   Average     Current  Original  Cashout     Full     Owner
Index                 Loans         Balance   of Total    Coupon     Balance      CLTV     Refi      Doc  Occupied
--------------------------------------------------------------------------------------------------------------------
Libor - 6 Month       3,822  408,099,632.37      99.96    10.200  106,776.46     76.70    37.68    64.68     92.90
1 Year CMT                2      182,653.13       0.04     8.097   91,326.57     71.26    69.58    69.58    100.00
--------------------------------------------------------------------------------------------------------------------
Total:                3,824  408,282,285.50     100.00    10.199  106,768.38     76.70    37.70    64.69     92.90

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-------------------------------------------------------------------------------------------------------------------------
                        Number of       Aggregate              Weighted     Average Average   Percent Percent   Percent
                         Mortgage       Principal    Percent    Average     Current Original  Cashout    Full     Owner
Range of Margins            Loans         Balance   of Total     Coupon     Balance    CLTV      Refi     Doc  Occupied
-------------------------------------------------------------------------------------------------------------------------
2.000 to 2.499                  1      127,089.18       0.03      5.625  127,089.18   74.00    100.00  100.00    100.00
3.500 to 3.999                 10    1,092,863.74       0.27      8.385  109,286.37   74.18     38.73   84.38     89.62
4.000 to 4.499                 26    3,558,481.33       0.87      9.374  136,864.67   75.56     37.89   70.28     93.40
4.500 to 4.999                106   13,864,244.46       3.40      9.100  130,794.76   75.95     33.67   80.60     93.14
5.000 to 5.499                269   31,863,371.20       7.80      9.286  118,451.19   77.58     30.78   74.96     91.19
5.500 to 5.999                683   84,424,657.32      20.68      9.598  123,608.58   78.18     38.16   71.60     95.99
6.000 to 6.499                932  101,651,627.45      24.90      9.951  109,068.27   77.45     38.97   64.38     93.96
6.500 to 6.999                983   99,556,732.36      24.38     10.446  101,278.47   76.00     41.64   53.77     92.84
7.000 to 7.499                441   43,462,484.97      10.65     11.049   98,554.39   77.56     35.35   64.65     89.55
7.500 to 7.999                272   21,617,539.69       5.29     12.310   79,476.25   71.09     31.56   65.81     86.92
8.000 to 8.499                 69    4,592,571.57       1.12     12.451   66,559.01   69.36     32.55   56.22     85.63
8.500 to 8.999                 19    1,483,161.32       0.36     13.530   78,061.12   68.77     15.01   64.18     96.89
9.000 to 9.499                 12      801,590.97       0.20     13.511   66,799.25   63.87     20.16   26.39     83.19
9.500 to 9.999                  1      185,869.94       0.05     13.500  185,869.94   60.00    100.00    0.00    100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                       3,824  408,282,285.50     100.00     10.199  106,768.38   76.70     37.70   64.69     92.90
-------------------------------------------------------------------------------------------------------------------------

Min:   2.250
Max:   9.550
Weighted Average: 6.265

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-------------------------------------------------------------------------------------------------------------------------
                         Number of       Aggregate           Weighted      Average  Average Percent Percent  Percent
Distribution of           Mortgage       Principal   Percent  Average      Current Original Cashout    Full    Owner
Maximum Mortgage Rates       Loans         Balance  of Total   Coupon      Balance     CLTV    Refi     Doc Occupied
-------------------------------------------------------------------------------------------------------------------------
7.500     to 7.999              1      127,089.18       0.03    5.625   127,089.18    74.00  100.00  100.00   100.00
12.000    to 12.499             3      777,422.63       0.19    7.412   259,140.88    79.24   41.70   97.62   100.00
12.500    to 12.999            16    2,403,058.80       0.59    6.900   150,191.18    73.20   46.36   84.04   100.00
13.000    to 13.449            17    2,093,621.53       0.51    7.199   123,154.21    68.89   62.82   53.36    97.94
13.500    to 13.999            60    9,094,645.36       2.23    7.550   151,577.42    72.82   31.88   68.98    88.76
14.000    to 14.499            79   12,500,538.01       3.06    8.148   158,234.66    76.23   31.34   81.69    83.87
14.500    to 14.999           125   18,198,958.94       4.46    8.639   145,591.67    75.09   35.76   65.46    88.08
15.000    to 15.499           194   27,890,631.69       6.83    8.847   143,766.14    76.06   45.49   59.32    91.27
15.500    to 15.999           303   40,061,287.63       9.81    9.204   132,215.47    77.27   37.43   61.46    91.98
16.000    to 16.499           415   49,876,841.92      12.22    9.638   120,185.16    78.00   39.79   60.26    91.90
16.500    to 16.999           579   66,771,601.41      16.35    9.992   115,322.28    78.10   35.94   64.30    95.56
17.000    to 17.499           490   50,606,895.43      12.40   10.499   103,279.38    78.24   33.67   62.29    95.10
17.500    to 17.999           491   48,023,273.13      11.76   10.845    97,807.07    78.68   39.92   61.21    94.11
18.000    to 18.499           276   22,948,915.66       5.62   11.300    83,148.25    78.54   45.29   69.91    92.15
18.500    to 18.999           210   16,379,132.19       4.01   11.740    77,995.87    75.29   39.30   66.19    88.10
19.000    to 19.499           137    9,928,264.65       2.43   12.263    72,469.09    69.99   35.40   63.57    96.60
19.500    to 19.999           100    6,979,372.97       1.71   12.441    69,793.73    70.45   32.39   62.03    89.58
20.000    to 20.499            69    4,672,394.32       1.14   12.946    67,715.86    68.24   24.97   66.09    91.20
20.500    to 20.999            74    4,993,287.03       1.22   13.749    67,476.85    68.43   45.69   77.86    94.79
21.000    to 21.499            56    4,249,790.67       1.04   14.263    75,889.12    69.73   31.22   89.54    95.55
21.500    to 21.999            58    3,810,209.37       0.93   14.428    65,693.27    70.93   37.38   90.66   100.00
22.000    to 22.499            45    3,100,798.31       0.76   14.991    68,906.63    70.41   35.79   97.47   100.00
22.500    to 22.999             6      453,607.01       0.11   14.505    75,601.17    72.20   12.72   79.45   100.00
23.000    to 23.499             3      109,925.45       0.03   15.499    36,641.82    70.76    0.00  100.00   100.00
23.500    to 23.999             2      128,500.16       0.03   11.628    64,250.08    67.16    0.00   34.39    34.39
24.000    to 24.499             2      225,754.99       0.06   10.495   112,877.50    74.54    0.00   23.11   100.00
24.500    to 24.999             1       54,947.41       0.01   12.875    54,947.41    67.00    0.00  100.00   100.00
25.000    to 25.499             1      287,038.20       0.07    9.000   287,038.20    80.00    0.00    0.00   100.00
25.500    to 25.999             4      549,069.13       0.13    9.498   137,267.28    80.39    0.00  100.00   100.00
27.000    to 27.499             1      112,253.57       0.03   10.125   112,253.57    75.00    0.00    0.00   100.00
27.500    to 27.999             2      253,096.99       0.06   10.375   126,548.50    80.00    0.00   63.11   100.00
28.500    to 28.999             1      314,396.30       0.08   10.750   314,396.30    75.00    0.00  100.00   100.00
32.500    to 32.999             1       70,621.13       0.02   12.990    70,621.13    65.00    0.00    0.00   100.00
33.500    to 33.999             1       55,563.95       0.01   13.750    55,563.95    65.00    0.00    0.00   100.00
35.000    to 35.499             1      179,480.38       0.04    9.700   179,480.38    90.00    0.00  100.00   100.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                       3,824  408,282,285.50     100.00   10.199   106,768.38    76.70   37.70   64.69    92.90
-------------------------------------------------------------------------------------------------------------------------

Min:   7.625
Max:   35.100
Weighted Average:  16.925

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                           Number of       Aggregate           Weighted      Average Weighted    Percent  Percent   Percent
                            Mortgage       Principal   Percent  Average      Current Original    Cashout     Full     Owner
Periodic Caps                  Loans         Balance  of Total   Coupon      Balance     CLTV       Refi      Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
1.0                            3,679  389,908,571.71     95.50   10.218   105,982.22    76.71      38.24    65.07     92.76
1.5                              140   17,595,631.83      4.31    9.798   125,683.08    76.61      23.87    56.95     95.84
2.0                                2      182,653.13      0.04    8.097    91,326.57    71.26      69.58    69.58    100.00
3.0                                3      595,428.83      0.15   10.200   198,476.28    74.33      79.57    37.96    100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                          3,824  408,282,285.50    100.00   10.199   106,768.38    76.70      37.70    64.69     92.90
----------------------------------------------------------------------------------------------------------------------------

Min:   1.000
Max:   3.000
Weighted Average:   1.025

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


----------------------------------------------------------------------------------------------------------------------------
                           Number of       Aggregate           Weighted      Average  Average    Percent  Percent   Percent
Next Rate                   Mortgage       Principal   Percent  Average      Current Original    Cashout     Full     Owner
Change Date                    Loans         Balance  of Total   Coupon      Balance     CLTV       Refi      Doc  Occupied
----------------------------------------------------------------------------------------------------------------------------
1998-02                           87   10,904,049.00      2.67    8.651   125,333.90    76.55      31.62    64.41     75.98
1998-03                          304   40,789,605.64      9.99    9.348   134,176.33    77.00      42.12    57.53     90.87
1998-04                           71    8,631,394.42      2.11    9.468   121,568.94    73.20      40.29    55.24     93.57
1998-05                          169   16,594,776.59      4.06    9.796    98,193.94    74.32      32.54    63.40     88.68
1998-06                          177   17,026,428.55      4.17    9.881    96,194.51    74.97      49.81    74.05     91.96
1998-07                          119   12,438,475.10      3.05   10.044   104,525.00    76.44      44.16    65.53     86.96
1998-08                           45    4,332,973.37      1.06   10.192    96,288.30    76.37      33.06    69.74     93.26
1998-09                            1      110,901.55      0.03   10.280   110,901.55    75.00     100.00     0.00    100.00
1998-10                            2      116,292.49      0.03   10.793    58,146.25    55.76       0.00     0.00    100.00
1998-11                            5      583,097.52      0.14   11.021   116,619.50    60.90      50.62    50.62    100.00
1998-12                            1       96,860.80      0.02    9.990    96,860.80    75.00       0.00   100.00    100.00
1999-01                            2      289,720.80      0.07   10.897   144,860.40    74.26       0.00    14.49    100.00
1999-02                            4      215,674.84      0.05   12.462    53,918.71    63.29      60.25     0.00    100.00
1999-03                            6      632,671.37      0.15   10.356   105,445.23    64.21      41.40    47.13     94.38
1999-04                            9      974,541.74      0.24    9.990   108,282.42    73.17      21.55    33.83    100.00
1999-05                           18    1,458,680.11      0.36    9.965    81,037.78    67.38      11.77    27.72     91.62
1999-06                           33    3,975,668.20      0.97    9.808   120,474.79    76.97      27.33    47.41     85.45
1999-07                           40    5,135,863.20      1.26    9.956   128,396.58    79.21      12.82    73.03     97.96
1999-08                          178   21,803,038.83      5.34   10.058   122,488.98    76.77      27.29    60.12     92.94
1999-09                          882   96,382,310.92     23.61   10.245   109,277.00    77.66      34.63    61.99     94.75
1999-10                          396   44,721,839.46     10.95   10.640   112,933.94    76.30      35.22    70.10     95.10
1999-11                          158   17,526,445.50      4.29   10.231   110,926.87    78.86      32.11    68.67     97.76
1999-12                          378   34,534,148.35      8.46   10.785    91,360.18    76.86      41.04    69.96     93.66
2000-01                          390   35,184,878.75      8.62   10.782    90,217.64    76.69      44.99    69.97     93.84
2000-02                          213   18,566,132.57      4.55   10.962    87,164.94    77.11      44.56    67.01     95.39
2000-03                            2      547,176.91      0.13    8.479   273,588.46    61.03      20.88   100.00     20.88
2000-04                            1       28,124.16      0.01   12.490    28,124.16    60.00       0.00     0.00    100.00
2000-05                            1      428,420.20      0.10   10.250   428,420.20    83.00     100.00   100.00    100.00
2000-06                            1       31,394.93      0.01   12.250    31,394.93    70.00       0.00     0.00    100.00
2000-07                            3      481,802.17      0.12    9.043   160,600.72    71.05       0.00    45.70    100.00
2000-08                            4      580,541.34      0.14   10.869   145,135.33    80.57      70.05    29.95    100.00
2000-09                           26    3,312,761.87      0.81    9.998   127,413.92    80.58      68.16    60.94     78.72
2000-10                           15    1,519,555.59      0.37   10.248   101,303.71    72.61      50.90    64.17     97.61
2000-11                           37    4,471,983.82      1.10    9.798   120,864.43    76.61      35.05    63.03     97.11
2000-12                           20    1,953,019.87      0.48   10.106    97,650.99    77.04      42.95    66.41     92.72
2001-01                           16    1,351,089.33      0.33   10.724    84,443.08    72.99      25.22    92.54     93.90
2001-02                           10      549,945.64      0.13   10.646    54,994.56    71.99      67.59    45.95     73.44
----------------------------------------------------------------------------------------------------------------------------
TOTAL                          3,824  408,282,285.50    100.00   10.199   106,768.38    76.70      37.70    64.69     92.90

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      Fixed Rate Average Life Sensitivities
                                  (To Maturity)


                                0 PPC      50 PPC       75 PPC     100 PPC     125 PPC      150 PPC     200 PPC
Class A-1
Average Life                    11.44        2.04         1.45        1.14        0.95         0.82        0.65
First Pay                        3/98        3/98         3/98        3/98        3/98         3/98        3/98
Last Pay                        11/17        6/02         1/01        5/00       11/99         8/99        4/99
Payment Window                    237          52           35          27          21           18          14
Window

Class A-2
Average Life                    20.76        4.82         3.27        2.48        2.00         1.67        1.27
First Pay                       11/17        6/02         1/01        5/00       11/99         8/99        4/99
Last Pay                        10/19        5/03         9/01       10/00        4/00        11/99        6/99
Payment Window                     24          12            9           6           6            4           3
Window

Class A-3
Average Life                    24.78        8.45         5.38        3.89        3.00         2.36        1.75
First Pay                       10/19        5/03         9/01       10/00        4/00        11/99        6/99
Last Pay                         5/25        1/11        10/06       10/03        6/02         1/01        4/00
Payment Window                     68          93           62          37          27           15          11
Window


Class A-4
Average Life                    27.82       14.53        10.27        6.90        5.00         3.81        2.34
First Pay                        5/25        1/11        10/06       10/03        6/02         1/01        4/00
Last Pay                         6/26        7/14         1/10       11/06       11/03         7/02        8/00
Payment Window                     14          43           40          38          18           19           5
Window

Class A-5
Average Life                    29.06       21.58        16.43       12.72        9.68         7.18        2.78
First Pay                        6/26        7/14         1/10       11/06       11/03         7/02        8/00
Last Pay                        10/27        9/26         9/23        2/19        3/15         5/12        2/01
Payment Window                     17         147          165         148         137          119           7
Window

Class A-6
Average Life                    13.80        8.15         7.36        6.89        6.62         6.52        6.26
First Pay                        3/01        3/01         3/01        3/01        6/01         9/01        2/01
Last Pay                         8/27        6/26         5/23       11/18        1/15         3/12        6/08
Payment Window                    318         304          267         213         164          127          89
Window

Class M-1F
Average Life                    26.23       12.96         9.39        7.19        5.82         5.03        4.54
First Pay                        8/19        4/04         5/02        4/01        4/01         6/01       11/01
Last Pay                         8/27        7/24         8/19       12/14       10/11         6/09        4/06
Payment Window                     97         244          208         165         127           97          54
Window

Class M-2F
Average Life                    26.22       12.87         9.28        7.10        5.73         4.89        4.13
First Pay                        8/19        4/04         5/02        4/01        3/01         4/01        6/01
Last Pay                         7/27        3/23         9/17        4/13        6/10         4/08        6/05
Payment Window                     96         228          185         145         112           85          49
Window

Class B-1F
Average Life                    26.16       12.39         8.87        6.78        5.45         4.63        3.79
First Pay                        8/19        4/04         5/02        4/01        3/01         3/01        3/01
Last Pay                         5/27        9/20        12/14        4/11        9/08        10/06        5/04
Payment Window                     94         198          152         121          91           68          39
Window

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      Fixed Rate Average Life Sensitivities
                                  (To Maturity)


                                0 CPR      15 CPR       20 CPR      25 CPR      30 CPR       35 CPR      40 CPR
Class A-7
Average Life                    20.07        4.64         3.48        2.72        2.15         1.67        1.19
First Pay                        3/98        3/98         3/98        3/98        3/98         3/98        3/98
Last Pay                        10/27        3/24        10/19        9/15        8/12         3/10        2/01
Payment Window                    356         313          260         211         174          145          36
Window

Class M-1A
Average Life                    27.12        9.70         7.28        5.87        5.21         5.12        6.14
First Pay                        2/22        4/02         3/01        6/01        9/01         1/02        6/02
Last Pay                         9/27        8/21        10/16        1/13        5/10         4/08        5/08
Payment Window                     68         233          188         140         105           76          72
Window

Class M-2A
Average Life                    27.12        9.62         7.20        5.76        4.94         4.51        4.36
First Pay                        2/22        4/02         3/01        4/01        5/01         7/01        8/01
Last Pay                         8/27       10/19         1/15        7/11        1/09         4/07       11/05
Payment Window                     67         211          167         124          93           70          52
Window

Class B-1A
Average Life                    27.09        9.30         6.95        5.53        4.68         4.17        3.86
First Pay                        2/22        4/02         3/01        3/01        3/01         4/01        4/01
Last Pay                         6/27        2/17         8/12        8/09        6/07        11/05        9/04
Payment Window                     65         179          138         102          76           56          42
Window

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    Floating Rate Average Life Sensitivities
                                    (To Call)

                       0 CPR      15 CPR       20 CPR      25 CPR      30 CPR       35 CPR      40 CPR
Class A-7
Average Life           20.04        4.30         3.20        2.49        1.96         1.52        1.19
First Pay               3/98        3/98         3/98        3/98        3/98         3/98        3/98
Last Pay               10/26        4/11        12/07       10/05        5/04         4/03        2/01
Payment Window           344         158          118          92          75           62          36

Class M-1A
Average Life           27.02        8.79         6.54        5.26        4.71         4.70        4.45
First Pay               2/22        4/02         3/01        6/01        9/01         1/02        6/02
Last Pay               10/26        4/11        12/07       10/05        5/04         4/03        7/02
Payment Window            57         109           82          53          33           16           2

Class M-2A
Average Life           27.02        8.79         6.54        5.21        4.50         4.14        4.06
First Pay               2/22        4/02         3/01        4/01        5/01         7/01        8/01
Last Pay               10/26        4/11        12/07       10/05        5/04         4/03        7/02
Payment Window            57         109           82          55          37           22          12

Class B-1A
Average Life           27.02        8.79         6.54        5.19        4.41         3.94        3.68
First Pay               2/22        4/02         3/01        3/01        3/01         4/01        4/01
Last Pay               10/26        4/11        12/07       10/05        5/04         4/03        7/02
Payment Window            57         109           82          56          39           25          16

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche A-1

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100             100          100          100          100          100          100
               2/99         93              72           62           51           40           29            8
               2/00         91              47           26            7            0            0            0
               2/01         88              24            0            0            0            0            0
               2/02         85               5            0            0            0            0            0
               2/03         82               0            0            0            0            0            0
               2/04         79               0            0            0            0            0            0
               2/05         75               0            0            0            0            0            0
               2/06         72               0            0            0            0            0            0
               2/07         68               0            0            0            0            0            0
               2/08         64               0            0            0            0            0            0
               2/09         59               0            0            0            0            0            0
               2/10         54               0            0            0            0            0            0
               2/11         48               0            0            0            0            0            0
               2/12         41               0            0            0            0            0            0
               2/13         28               0            0            0            0            0            0
               2/14         23               0            0            0            0            0            0
               2/15         18               0            0            0            0            0            0
               2/16         12               0            0            0            0            0            0
               2/17         5                0            0            0            0            0            0
               2/18         0                0            0            0            0            0            0
               2/19         0                0            0            0            0            0            0
               2/20         0                0            0            0            0            0            0
               2/21         0                0            0            0            0            0            0
               2/22         0                0            0            0            0            0            0
               2/23         0                0            0            0            0            0            0
               2/24         0                0            0            0            0            0            0
               2/25         0                0            0            0            0            0            0
               2/26         0                0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   11.4             2.0          1.4          1.1          0.9          0.8          0.7
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    11.4             2.0          1.4          1.1          0.9          0.8          0.7
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche A-2

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100         100          100          100          100          100
               2/99        100              100         100          100          100          100          100
               2/00        100              100         100          100           28            0            0
               2/01        100              100          79            0            0            0            0
               2/02        100              100           0            0            0            0            0
               2/03        100               23           0            0            0            0            0
               2/04        100               0            0            0            0            0            0
               2/05        100               0            0            0            0            0            0
               2/06        100               0            0            0            0            0            0
               2/07        100               0            0            0            0            0            0
               2/08        100               0            0            0            0            0            0
               2/09        100               0            0            0            0            0            0
               2/10        100               0            0            0            0            0            0
               2/11        100               0            0            0            0            0            0
               2/12        100               0            0            0            0            0            0
               2/13        100               0            0            0            0            0            0
               2/14        100               0            0            0            0            0            0
               2/15        100               0            0            0            0            0            0
               2/16        100               0            0            0            0            0            0
               2/17        100               0            0            0            0            0            0
               2/18         86               0            0            0            0            0            0
               2/19         34               0            0            0            0            0            0
               2/20         0                0            0            0            0            0            0
               2/21         0                0            0            0            0            0            0
               2/22         0                0            0            0            0            0            0
               2/23         0                0            0            0            0            0            0
               2/24         0                0            0            0            0            0            0
               2/25         0                0            0            0            0            0            0
               2/26         0                0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   20.8             4.8          3.3          2.5          2.0          1.7          1.3
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    20.8             4.8          3.3          2.5          2.0          1.7          1.3
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche A-3

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100             100          100          100          100          100          100
               2/99        100             100          100          100          100          100          100
               2/00        100             100          100          100          100           74           11
               2/01        100             100          100           76           32            0            0
               2/02        100             100           79           39            8            0            0
               2/03        100             100           50           13            0            0            0
               2/04        100              79           30            0            0            0            0
               2/05        100              61           13            0            0            0            0
               2/06        100              51            6            0            0            0            0
               2/07        100              40            0            0            0            0            0
               2/08        100              29            0            0            0            0            0
               2/09        100              18            0            0            0            0            0
               2/10        100               8            0            0            0            0            0
               2/11        100               0            0            0            0            0            0
               2/12        100               0            0            0            0            0            0
               2/13        100               0            0            0            0            0            0
               2/14        100               0            0            0            0            0            0
               2/15        100               0            0            0            0            0            0
               2/16        100               0            0            0            0            0            0
               2/17        100               0            0            0            0            0            0
               2/18        100               0            0            0            0            0            0
               2/19        100               0            0            0            0            0            0
               2/20         95               0            0            0            0            0            0
               2/21         81               0            0            0            0            0            0
               2/22         65               0            0            0            0            0            0
               2/23         47               0            0            0            0            0            0
               2/24         27               0            0            0            0            0            0
               2/25         4                0            0            0            0            0            0
               2/26         0                0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   24.8             8.5          5.4          3.9          3.0          2.4          1.8
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    24.8             8.5          5.4          3.9          3.0          2.4          1.8
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche A-4

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100           78           0
               2/02        100              100          100          100          100           34           0
               2/03        100              100          100          100           41           0            0
               2/04        100              100          100           79           0            0            0
               2/05        100              100          100           32           0            0            0
               2/06        100              100          100           16           0            0            0
               2/07        100              100           87           0            0            0            0
               2/08        100              100           55           0            0            0            0
               2/09        100              100           25           0            0            0            0
               2/10        100              100           0            0            0            0            0
               2/11        100              95            0            0            0            0            0
               2/12        100              64            0            0            0            0            0
               2/13        100              30            0            0            0            0            0
               2/14        100               8            0            0            0            0            0
               2/15        100               0            0            0            0            0            0
               2/16        100               0            0            0            0            0            0
               2/17        100               0            0            0            0            0            0
               2/18        100               0            0            0            0            0            0
               2/19        100               0            0            0            0            0            0
               2/20        100               0            0            0            0            0            0
               2/21        100               0            0            0            0            0            0
               2/22        100               0            0            0            0            0            0
               2/23        100               0            0            0            0            0            0
               2/24        100               0            0            0            0            0            0
               2/25        100               0            0            0            0            0            0
               2/26         27               0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   27.8            14.5          10.3         6.9          5.0          3.8          2.3
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    27.8            14.5          10.3         6.9          5.0          3.8          2.3
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche A-5

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100           0
               2/02        100              100          100          100          100          100           0
               2/03        100              100          100          100          100           72           0
               2/04        100              100          100          100           92           46           0
               2/05        100              100          100          100           68           31           0
               2/06        100              100          100          100           64           31           0
               2/07        100              100          100           94           53           28           0
               2/08        100              100          100           77           41           21           0
               2/09        100              100          100           62           31           15           0
               2/10        100              100           98           48           23           9            0
               2/11        100              100           81           38           17           4            0
               2/12        100              100           66           29           11           0            0
               2/13        100              100           52           21           6            0            0
               2/14        100              100           43           17           3            0            0
               2/15        100              92            35           12           0            0            0
               2/16        100              80            29           8            0            0            0
               2/17        100              69            23           5            0            0            0
               2/18        100              58            19           2            0            0            0
               2/19        100              49            15           0            0            0            0
               2/20        100              41            11           0            0            0            0
               2/21        100              34            7            0            0            0            0
               2/22        100              27            4            0            0            0            0
               2/23        100              21            1            0            0            0            0
               2/24        100              16            0            0            0            0            0
               2/25        100               9            0            0            0            0            0
               2/26        100               3            0            0            0            0            0
               2/27         50               0            0            0            0            0            0
               2/28          0               0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   29.1            21.6          16.4         12.7         9.7          7.2          2.8
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    28.5            17.2          12.7         9.6          7.3          5.7          2.8
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche A-6

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100           99
               2/02         99              93            90           89           90           93           99
               2/03         99              87            82           80           79           79           74
               2/04         97              76            71           66           62           59           44
               2/05         95              67            60           52           46           40           26
               2/06         89              46            34           25           18           17           15
               2/07         82              31            20           12           7            5            6
               2/08         75              21            11           5            3            2            1
               2/09         67              14            6            3            1            0            0
               2/10         60               9            3            1            0            0            0
               2/11         52               6            2            1            0            0            0
               2/12         44               4            1            0            0            0            0
               2/13         31               2            0            0            0            0            0
               2/14         28               1            0            0            0            0            0
               2/15         24               1            0            0            0            0            0
               2/16         20               1            0            0            0            0            0
               2/17         17               0            0            0            0            0            0
               2/18         13               0            0            0            0            0            0
               2/19         10               0            0            0            0            0            0
               2/20         8                0            0            0            0            0            0
               2/21         6                0            0            0            0            0            0
               2/22         4                0            0            0            0            0            0
               2/23         3                0            0            0            0            0            0
               2/24         1                0            0            0            0            0            0
               2/25         1                0            0            0            0            0            0
               2/26         0                0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   13.8             8.1          7.4          6.9          6.6          6.5          6.3
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    13.8             8.1          7.3          6.8          6.4          5.8          4.6
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche M-1F

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100          100
               2/02        100              100          100           82           64           49           63
               2/03        100              100           87           65           47           34           16
               2/04        100              100           72           51           35           23           10
               2/05        100              89            61           40           26           16           6
               2/06        100              79            50           31           19           11           0
               2/07        100              69            42           25           14           8            0
               2/08        100              61            35           19           10           5            0
               2/09        100              53            29           15           7            1            0
               2/10        100              46            24           12           5            0            0
               2/11        100              40            19           9            2            0            0
               2/12        100              35            16           7            0            0            0
               2/13        100              29            12           5            0            0            0
               2/14        100              25            10           2            0            0            0
               2/15        100              22            8            0            0            0            0
               2/16        100              19            7            0            0            0            0
               2/17        100              16            5            0            0            0            0
               2/18        100              14            4            0            0            0            0
               2/19        100              12            1            0            0            0            0
               2/20         96              10            0            0            0            0            0
               2/21         87               8            0            0            0            0            0
               2/22         78               6            0            0            0            0            0
               2/23         67               5            0            0            0            0            0
               2/24         55               1            0            0            0            0            0
               2/25         42               0            0            0            0            0            0
               2/26         28               0            0            0            0            0            0
               2/27         12               0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   26.2            13.0          9.4          7.2          5.8          5.0          4.5
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    26.1            12.0          8.6          6.5          5.3          4.6          4.2
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche M-2F

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100          100
               2/02        100              100          100           82           64           49           28
               2/03        100              100           87           65           47           34           16
               2/04        100              100           72           51           35           23           10
               2/05        100              89            61           40           26           16           2
               2/06        100              79            50           31           19           11           0
               2/07        100              69            42           25           14           6            0
               2/08        100              61            35           19           10           1            0
               2/09        100              53            29           15           6            0            0
               2/10        100              46            24           12           1            0            0
               2/11        100              40            19           9            0            0            0
               2/12        100              35            16           4            0            0            0
               2/13        100              29            12           0            0            0            0
               2/14        100              25            10           0            0            0            0
               2/15        100              22            8            0            0            0            0
               2/16        100              19            4            0            0            0            0
               2/17        100              16            1            0            0            0            0
               2/18        100              14            0            0            0            0            0
               2/19        100              12            0            0            0            0            0
               2/20         96              10            0            0            0            0            0
               2/21         87               7            0            0            0            0            0
               2/22         78               3            0            0            0            0            0
               2/23         67               0            0            0            0            0            0
               2/24         55               0            0            0            0            0            0
               2/25         42               0            0            0            0            0            0
               2/26         28               0            0            0            0            0            0
               2/27         12               0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   26.2            12.9          9.3          7.1          5.7          4.9          4.1
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    26.1            12.0          8.6          6.5          5.3          4.5          3.9
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Certificates
Decrement Tables: Priced to Maturity

Tranche -B-1F

----------------------------------------------------------------------------------------------------------------------
                          0 PPC           50 PPC        75 PPC      100 PPC      125 PPC      150 PPC      200 PPC
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100          100
               2/02        100              100          100           82           64           49           27
               2/03        100              100           87           65           47           34           11
               2/04        100              100           72           51           35           21           1
               2/05        100              89            61           40           25           11           0
               2/06        100              79            50           31           15           3            0
               2/07        100              69            42           23           8            0            0
               2/08        100              61            35           15           2            0            0
               2/09        100              53            29           9            0            0            0
               2/10        100              46            21           4            0            0            0
               2/11        100              40            15           0            0            0            0
               2/12        100              35            10           0            0            0            0
               2/13        100              29            5            0            0            0            0
               2/14        100              23            2            0            0            0            0
               2/15        100              19            0            0            0            0            0
               2/16        100              14            0            0            0            0            0
               2/17        100              11            0            0            0            0            0
               2/18        100               7            0            0            0            0            0
               2/19        100               4            0            0            0            0            0
               2/20         96               1            0            0            0            0            0
               2/21         87               0            0            0            0            0            0
               2/22         78               0            0            0            0            0            0
               2/23         67               0            0            0            0            0            0
               2/24         55               0            0            0            0            0            0
               2/25         42               0            0            0            0            0            0
               2/26         27               0            0            0            0            0            0
               2/27         4                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   26.2            12.4          8.9          6.8          5.5          4.6          3.8
(Years)
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    26.1            12.0          8.6          6.5          5.2          4.5          3.7
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Floating Rate Certificates
Decrement Tables: Priced to Call

Tranche A-7

----------------------------------------------------------------------------------------------------------------------
                          0% CPR          15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99         96              78            72           66           60           54           48
               2/00         96              62            52           42           33           25           18
               2/01         95              48            36           25           15           7            0
               2/02         94              37            28           22           15           7            0
               2/03         94              30            23           16           12           7            0
               2/04         93              26            18           12           8            0            0
               2/05         92              22            14           9            0            0            0
               2/06         91              18            11           0            0            0            0
               2/07         89              15            9            0            0            0            0
               2/08         88              13            0            0            0            0            0
               2/09         86              11            0            0            0            0            0
               2/10         85               9            0            0            0            0            0
               2/11         83               8            0            0            0            0            0
               2/12         80               0            0            0            0            0            0
               2/13         78               0            0            0            0            0            0
               2/14         75               0            0            0            0            0            0
               2/15         72               0            0            0            0            0            0
               2/16         68               0            0            0            0            0            0
               2/17         64               0            0            0            0            0            0
               2/18         60               0            0            0            0            0            0
               2/19         54               0            0            0            0            0            0
               2/20         49               0            0            0            0            0            0
               2/21         42               0            0            0            0            0            0
               2/22         35               0            0            0            0            0            0
               2/23         30               0            0            0            0            0            0
               2/24         25               0            0            0            0            0            0
               2/25         19               0            0            0            0            0            0
               2/26         12               0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    20.0             4.3          3.2          2.5          2.0          1.5          1.2
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   20.1             4.6          3.5          2.7          2.2          1.7          1.2
(Years)
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Floating Rate Certificates
Decrement Tables: Priced to Call

Tranche M-1A

----------------------------------------------------------------------------------------------------------------------
                          0% CPR          15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100          100
               2/02        100              100           80           62           60           89          100
               2/03        100              86            64           46           33           33           0
               2/04        100              73            51           34           23           0            0
               2/05        100              61            40           26           0            0            0
               2/06        100              52            32           0            0            0            0
               2/07        100              43            25           0            0            0            0
               2/08        100              37            0            0            0            0            0
               2/09        100              31            0            0            0            0            0
               2/10        100              26            0            0            0            0            0
               2/11        100              21            0            0            0            0            0
               2/12        100               0            0            0            0            0            0
               2/13        100               0            0            0            0            0            0
               2/14        100               0            0            0            0            0            0
               2/15        100               0            0            0            0            0            0
               2/16        100               0            0            0            0            0            0
               2/17        100               0            0            0            0            0            0
               2/18        100               0            0            0            0            0            0
               2/19        100               0            0            0            0            0            0
               2/20        100               0            0            0            0            0            0
               2/21        100               0            0            0            0            0            0
               2/22         99               0            0            0            0            0            0
               2/23         86               0            0            0            0            0            0
               2/24         71               0            0            0            0            0            0
               2/25         54               0            0            0            0            0            0
               2/26         34               0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    27.0             8.8          6.5          5.3          4.7          4.7          4.5
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   27.1             9.7          7.3          5.9          5.2          5.1          6.1
(Years)
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Floating Rate Certificates
Decrement Tables: Priced to Call

Tranche M-2A

----------------------------------------------------------------------------------------------------------------------
                          0% CPR          15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100          100
               2/02        100              100           80           62           47           35           47
               2/03        100              86            64           46           33           23           0
               2/04        100              73            51           34           23           0            0
               2/05        100              61            40           26           0            0            0
               2/06        100              52            32           0            0            0            0
               2/07        100              43            25           0            0            0            0
               2/08        100              37            0            0            0            0            0
               2/09        100              31            0            0            0            0            0
               2/10        100              26            0            0            0            0            0
               2/11        100              21            0            0            0            0            0
               2/12        100               0            0            0            0            0            0
               2/13        100               0            0            0            0            0            0
               2/14        100               0            0            0            0            0            0
               2/15        100               0            0            0            0            0            0
               2/16        100               0            0            0            0            0            0
               2/17        100               0            0            0            0            0            0
               2/18        100               0            0            0            0            0            0
               2/19        100               0            0            0            0            0            0
               2/20        100               0            0            0            0            0            0
               2/21        100               0            0            0            0            0            0
               2/22         99               0            0            0            0            0            0
               2/23         86               0            0            0            0            0            0
               2/24         71               0            0            0            0            0            0
               2/25         54               0            0            0            0            0            0
               2/26         34               0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    27.0             8.8          6.5          5.2          4.5          4.1          4.1
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   27.1             9.6          7.2          5.8          4.9          4.5          4.4
(Years)
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Floating Rate Certificates
Decrement Tables: Priced to Call

Tranche B-1A

----------------------------------------------------------------------------------------------------------------------
                          0% CPR          15% CPR      20% CPR      25% CPR      30% CPR      35% CPR      40% CPR
----------------------------------------------------------------------------------------------------------------------
               2/98        100              100          100          100          100          100          100
               2/99        100              100          100          100          100          100          100
               2/00        100              100          100          100          100          100          100
               2/01        100              100          100          100          100          100          100
               2/02        100              100           80           62           47           35           25
               2/03        100              86            64           46           33           23           0
               2/04        100              73            51           34           23           0            0
               2/05        100              61            40           26           0            0            0
               2/06        100              52            32           0            0            0            0
               2/07        100              43            25           0            0            0            0
               2/08        100              37            0            0            0            0            0
               2/09        100              31            0            0            0            0            0
               2/10        100              26            0            0            0            0            0
               2/11        100              21            0            0            0            0            0
               2/12        100               0            0            0            0            0            0
               2/13        100               0            0            0            0            0            0
               2/14        100               0            0            0            0            0            0
               2/15        100               0            0            0            0            0            0
               2/16        100               0            0            0            0            0            0
               2/17        100               0            0            0            0            0            0
               2/18        100               0            0            0            0            0            0
               2/19        100               0            0            0            0            0            0
               2/20        100               0            0            0            0            0            0
               2/21        100               0            0            0            0            0            0
               2/22         99               0            0            0            0            0            0
               2/23         86               0            0            0            0            0            0
               2/24         71               0            0            0            0            0            0
               2/25         54               0            0            0            0            0            0
               2/26         34               0            0            0            0            0            0
               2/27         0                0            0            0            0            0            0
               2/28         0                0            0            0            0            0            0
----------------------------------------------------------------------------------------------------------------------
Avg Life to Call
(Years)                    27.0             8.8          6.5          5.2          4.4          3.9          3.7
----------------------------------------------------------------------------------------------------------------------
Avg Life to
Maturity                   27.1             9.3          7.0          5.5          4.7          4.2          3.9
(Years)
----------------------------------------------------------------------------------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by AMRESCO Residential Securities Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Available Funds Cap Schedule for Adjustable Rate Certificates

Assumes constant LIBOR  (1M LIBOR = 5.6055%, 6M LIBOR = 5.625%)

----------------------------------------
                         Available Funds
                              Cap
----------------------------------------
      1           3/25/98     9.69
      2           4/25/98     9.69
      3           5/25/98     9.69
      4           6/25/98     9.97
      5           7/25/98     9.97
      6           8/25/98     9.97
      7           9/25/98     9.97
      8          10/25/98     9.97
      9          11/25/98     9.97
     10          12/25/98     10.25
     11           1/25/99     10.25
     12           2/25/99     10.25
     13           3/25/99     10.25
     14           4/25/99     10.25
     15           5/25/99     10.25
     16           6/25/99     10.29
     17           7/25/99     10.29
     18           8/25/99     10.46
     19           9/25/99     10.46
     20          10/25/99     10.46
     21          11/25/99     10.46
     22          12/25/99     11.31
     23           1/25/00     11.31
     24           2/25/00     11.31
     25           3/25/00     11.31
     26           4/25/00     11.31
     27           5/25/00     11.31
     28           6/25/00     11.31
     29           7/25/00     11.32
     30           8/25/00     11.32
     31           9/25/00     11.32
     32          10/25/00     11.32
     33          11/25/00     11.32
     34          12/25/00     11.38
     35           1/25/01     11.38
     36           2/25/01     11.38
     37           3/25/01     11.38
     38           4/25/01     11.38
     39           5/25/01     11.38
     40           6/25/01     11.38
------------------------------------------

NOTE: Percentages may not add to 100.00% due to rounding.

The information herein has been provided solely by PSI based on information with respect to the mortgage loans provided by AMRESCO Residential Capital Markets, Inc. and Credit Suisse First Boston. Neither AMRESCO nor Credit Suisse First Boston (nor any of their affiliates) make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in the analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy and securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.